                                                                    EXHIBIT 10.7











                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                              UNIONBANCORP, INC.,

                        PRAIRIE ACQUISITION CORPORATION

                                      AND

                             PRAIRIE BANCORP, INC.






                                JANUARY 22, 1996

                                LIST OF EXHIBITS



     Exhibit 1     Form of Opinion of Counsel to Union
     Exhibit 2     Form of Registration Agreement
     Exhibit 3     Form of Opinion of Counsel to Prairie
     Exhibit 4     Form of Standstill Agreement
     Exhibit 5     Form of Voting Agreement

                               LIST OF SCHEDULES

      Schedule 3.2      Terms of Union Preferred Stock
      Schedule 4.1      Prairie Organization
      Schedule 4.2      Prairie Capitalization
      Schedule 4.3      Prairie Subsidiaries' Organization
      Schedule 4.6      Prairie Litigation and Regulatory Matters
      Schedule 4.7      Prairie Insurance
      Schedule 4.9      Prairie Financial Statements and Reports
      Schedule 4.10 Prairie Properties, Contracts, Employee Benefit Plans and Other Agreements
      Schedule 4.11     Prairie Articles, Charter and Bylaws
      Schedule 4.16     Prairie Interim Events
      Schedule 4.17     Prairie Taxes
      Schedule 4.18     Prairie Employee Benefit Plans
      Schedule 4.19     Compliance With ERISA by Prairie
      Schedule 4.20     Compliance With Environmental Laws by Prairie
      Schedule 4.22     Prairie Loan Loss Reserves
      Schedule 5.1      Union Organization
      Schedule 5.2      Union Capitalization
      Schedule 5.3      Union Subsidiaries' Organization
      Schedule 5.6      Union Litigation and Regulatory Matters
      Schedule 5.7      Union Insurance
      Schedule 5.9      Union Financial Statements and Reports
      Schedule 5.10 Union Properties, Contracts, Employee Benefit Plans and Other Agreements
      Schedule 5.11     Union Certificate, Articles and Bylaws
      Schedule 5.16     Union Interim Events
      Schedule 5.17     Union Taxes
      Schedule 5.18     Union Employee Benefit Plans
      Schedule 5.19     Compliance With ERISA by Union
      Schedule 5.20     Compliance With Environmental Laws by Union
      Schedule 5.22     Union Loan Loss Reserves
      Schedule 6.2      Prairie Investment Guidelines

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into this 22nd day of January, 1996, by and among PRAIRIE BANCORP, INC., an Illinois corporation ("Prairie"), UNIONBANCORP, INC., a Delaware corporation ("Union"), and PRAIRIE ACQUISITION CORPORATION, an Illinois corporation and a wholly-owned subsidiary of Union ("Acquisition Corp").

                                    RECITALS

     A. The parties hereto desire to effect a reorganization whereby Union desires to acquire control of Prairie through the merger (the "Merger") of Prairie with and into Acquisition Corp with Acquisition Corp being the Surviving Corporation, as defined below.

     B. Pursuant to the terms of this Agreement, all of the shares of the common stock of Prairie, no par value per share ("Prairie Common Stock"), and all of the shares of the preferred stock of Prairie ("Prairie Preferred Stock") that are, in each case, outstanding immediately prior to the consummation of the Merger (the "Closing") shall be converted into the right to receive the consideration as set forth herein, and each outstanding share of common stock of Acquisition Corp shall be converted into and thereafter represent one share of common stock of the Surviving Corporation, no par value per share.

                                   AGREEMENTS

     In consideration of the mutual covenants, representations and warranties contained herein, the parties agree as follows:

                                   ARTICLE 6

                                  DEFINITIONS

     SECTION 6.1 DEFINITIONS. The following terms, when used herein and unless the context clearly requires otherwise, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Acquisition Corp" shall mean Prairie Acquisition Corporation, an Illinois corporation.

     "Affiliate" shall have the meaning provided in Rule 144 promulgated under the Securities Act of 1933, as amended.

     "Agreement" shall mean this Agreement and Plan of Merger.

     "BIF" shall mean the Bank Insurance Fund.

     "BHCA" shall mean the federal Bank Holding Company Act of 1956, as amended.

     "Business Day" shall mean any day except Saturday when Union Bank, an Illinois state bank with its main office located in Streator, Illinois, is open for the transaction of banking business.

     "Call Reports" shall mean a bank's Consolidated Report of Condition and Income.

     "Certificate" shall mean a stock certificate representing an outstanding share or outstanding shares of Prairie Common Stock.

     "Closing" shall mean the closing of the Merger of Prairie with and into Acquisition Corp.

     "Closing Date" shall mean the day the Closing occurs.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

     "Commissioner" shall mean the Commissioner of Banks and Trust Companies for the State of Illinois.

     "Constituent Corporations" shall collectively mean Prairie and Acquisition Corp.

     "Effective Time" shall have the meaning provided in Section 2.8.

     "Environmental Laws" shall mean those statutes, regulations, rules, ordinances, orders, restrictions and requirements relating to the protection of the environment described in Section 4.20.

     "Environmental Report" shall have the meaning set forth in Section 6.8.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

     "ERISA Affiliate" shall mean any person (as defined in Section 3(9) of ERISA) which together with Prairie or any of the Prairie Subsidiaries would be a member of the same "controlled group" within the meaning of Section 414(b),
(m), (c) and (o) of the Code.

     "Ferris Bank" shall mean the Farmers State Bank of Ferris, an Illinois state bank with its main office located in Carthage, Illinois.

     "FDIC" shall mean the Federal Deposit Insurance Corporation.

     "Federal Reserve" shall mean the Board of Governors of the Federal Reserve System.

     "Hanover Bank" shall mean the Hanover State Bank, an Illinois state bank with its main office located in Hanover, Illinois.

     "Illinois Banking Act" shall mean the Illinois Banking Act, as amended.

     "Illinois BCA" shall mean the Illinois Business Corporation Act of 1983, as amended.

     "IRS" shall mean the United States Internal Revenue Service.

     "Ladd Bank" shall mean the Bank of Ladd, an Illinois state bank with its main office located in Ladd, Illinois.

     "Manlius Bank" shall mean the First National Bank of Manlius, a national bank with its main office located in Manlius, Illinois.

     "Merger" shall mean the merger of Prairie with and into Acquisition Corp.

     "Merger Consideration" shall have the meaning provided in Section 3.2.

     "OCC" shall mean the Office of the Comptroller of the Currency.

     "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

     "Prairie" shall mean Prairie Bancorp, Inc., an Illinois corporation.

     "Prairie Common Stock" shall mean the issued and outstanding common stock of Prairie, no par value per share.

     "Prairie Employee Benefit Plans" shall have the meaning provided in
Section 4.10(d).

     "Prairie Financial Statements" shall mean the financial statements and reports of Prairie and the Prairie Subsidiaries described in Section 4.9.

     "Prairie Preferred Stock" shall mean all of the issued and outstanding preferred stock of Prairie of whatever class or series.

     "Prairie Subsidiaries" shall collectively mean the Ferris Bank, the Hanover Bank, the Ladd Bank, the Manlius Bank, the Tampico Bank and the Tiskilwa Bank.

     "Prairie Subsidiaries' Minority Stock" shall mean all of the shares of the capital stock of any of the Prairie Subsidiaries not currently owned by Prairie.

     "Subsequent Prairie Financial Statements" shall have the meaning provided in Section 6.3.

     "Subsequent Union Financial Statements" shall have the meaning provided in
Section 7.3.

     "Subsidiary" shall mean, as to any Person: (i) any corporation more than fifty percent (50%) of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person; and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a fifty percent (50%) equity interest at the time.

     "Surviving Corporation" shall mean the corporation resulting from the merger of Prairie with and into Acquisition Corp.

     "Tampico Bank" shall mean the Tampico National Bank, a national bank with its main office located in Tampico, illinois.

     "Termination Date" shall mean ten months after the date of this Agreement, or such later date as shall have been agreed to in writing by the parties.

     "Tiskilwa Bank" shall mean the Tiskilwa State Bank, an Illinois state bank with its main office located in Tiskilwa, Illinois.

     "Union" shall mean UnionBancorp, Inc., a Delaware corporation.

     "UnionBank" shall mean the UnionBank, an Illinois state bank with its main office located in Streator, Illinois.

     "UnionBank/Sandwich" shall mean the UnionBank/Sandwich, an Illinois state bank with its main office located in Sandwich, Illinois.

     "Union Common Stock" shall mean the common stock of Union, $1.00 par value per share.

     "Union Corporation" shall mean Union Corporation, an Illinois corporation.

     "UnionData" shall mean UnionData Corp., Inc., a Delaware corporation.

     "Union Employee Benefit Plans" shall have the meaning proved in Section 5.10(d).

     "Union Financial Statements" shall have the meaning provided in Section
5.9.

     "Union Preferred Stock" shall have the meaning set forth in Section 3.2.

     "Union Subsidiaries" shall mean UnionBank, UnionBank/Sandwich, UnionData and Union Corporation.

     SECTION 6.2 PRINCIPLES OF CONSTRUCTION. (a) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. The Book of Schedules of each of Prairie and Union referred to in this Agreement shall consist of the agreements and other documentation described and referred to in this Agreement with respect to such party, respectively. Each of Union and Prairie shall deliver to the other by 5:00 p.m., Ottawa, Illinois time, on the twentieth day after the date of this Agreement its respective Book of Schedules. Each of Union and Prairie shall have until 5:00 p.m., Ottawa, Illinois time, on the thirtieth day after the date of this Agreement to review the other's Book of Schedules. If after such review Union or Prairie finds any of the matters disclosed in the other's Book of Schedules to be, in its sole determination, unacceptable to it, it shall have the right to terminate the Agreement by written notice sent to the other by 5:00 p.m., Ottawa, Illinois time, on the thirtieth day after the date of this Agreement. Such termination by either of Union or Prairie shall have the effect as set forth in Section 13.2.

     (b) All accounting terms not specifically defined herein, and except as otherwise provided, shall be construed in accordance with generally accepted accounting principles in the United States consistent with those used in the preparation of the most recent audited financial statements of Prairie or Union, as the case may be.

     (c) Each term stated in either the singular or the plural shall include the singular and the plural and pronouns stated in either the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

                                   ARTICLE 7

                                   THE MERGER

     SECTION 7.1 MANNER OF MERGER. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined below), Prairie shall be merged with and into Acquisition Corp pursuant to the provisions of, and with the effect provided in, the Business Corporation Act of 1983, of the State of Illinois, as amended (the "Illinois BCA"), and Acquisition Corp shall be the corporation resulting from such merger (the "Surviving Corporation").
As a result of the Merger, each share of Prairie Common Stock and Prairie Preferred Stock issued and outstanding immediately prior to the Effective Time, will be converted into the right to receive the consideration as set forth in
Section 3.2.

     SECTION 7.2 EFFECT OF MERGER. (a) At the Effective Time, Prairie shall be merged with and into Acquisition Corp and Acquisition Corp shall be the Surviving Corporation. Prairie and Acquisition Corp are sometimes referred to collectively herein as the "Constituent Corporations."

     (b) Without limiting the generality of the foregoing, at the Effective Time, the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, as of a public or a private nature, of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to each of the Constituent Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in any of such corporations shall not revert or be in any way impaired by reason of the Merger. The Surviving Corporation shall assume and thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations and any claim existing or action or proceeding pending by or against any of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither rights of creditors nor any liens upon the property of any of the Constituent Corporations shall be impaired by the Merger.

     SECTION 7.3 ARTICLES OF INCORPORATION. From and after the Effective Time and until amended as provided by law, the articles of incorporation of the Surviving Corporation shall be the articles of incorporation of Acquisition Corp as in effect immediately prior to the Effective Time.

     SECTION 7.4 BYLAWS. From and after the Effective Time and until amended as provided by law, the bylaws of the Surviving Corporation shall be the bylaws of Acquisition Corp as in effect immediately prior to the Effective Time.

     SECTION 7.5 DIRECTORS AND OFFICERS. The directors and officers of Acquisition Corp immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation until their successors shall have been elected or appointed and shall have qualified in accordance with the Illinois BCA and the articles of incorporation and bylaws of the Surviving Corporation.

     SECTION 7.6 UNION'S DELIVERIES AT CLOSING. At the Closing, Union shall deliver, or cause to be delivered to Prairie, for further delivery to Prairie's stockholders in the case of items (a) and (b) set forth below, the following items:

     (a) certificates representing 236,859 shares of Union Common Stock and certificates representing 2,762.24 shares of Union Preferred Stock (as defined below), in such denominations and registered in such names as set forth in written instructions from Prairie delivered to Union within three Business Days of the Closing Date, as defined below;

     (b) evidence of the wire transfer by Union or its agents to each of the shareholders of Prairie as of the Closing, his pro rata share of $6,092,000, the cash portion of the Merger Consideration, as defined below, all in accordance with written instructions from Prairie delivered to Union within three Business Days of the Closing Date;

     (c) a good standing certificate for Union issued by the Secretary of State of each of the States of Delaware and Illinois, and dated in each case not more than fifteen (15) Business Days prior to the Closing Date;

     (d) a good standing certificate for Acquisition Corp issued by the Secretary of State of the State of Illinois, dated not more than fifteen (15) Business Days prior to the Closing Date;

     (e) a copy of the certificate of incorporation of Union certified not more than fifteen (15) Business Days prior to the Closing Date by the Secretary of State of the State of Delaware;

     (f) a copy of the articles of incorporation of Acquisition Corp certified not more that fifteen (15) Business Days prior to the Closing Date by the Secretary of the State of the State of Illinois;

     (g) a certificate of the Secretary or any Assistant Secretary of Union dated the Closing Date certifying a copy of the bylaws of Union;

     (h) a certificate of the Secretary or any Assistant Secretary of Acquisition Corp dated the Closing Date certifying a copy of the bylaws of Acquisition Corp;

     (i) copies of resolutions of the board of directors of Union authorizing and approving this Agreement and the consummation of the transactions contemplated hereby, including the authorization and reservation for issuance of the number of shares of Union Common Stock and Union Preferred Stock to be issued pursuant to this Agreement, certified as of the Closing Date by the Secretary or any Assistant Secretary of Union;

     (j) copies of resolutions of the board of directors and the sole stockholder of Acquisition Corp authorizing and approving this Agreement and the consummation of the transactions contemplated hereby, certified as of the Closing Date by the Secretary or any Assistant Secretary of Acquisition Corp;

     (k) a certificate of the President or any Vice President and the Secretary or any Assistant Secretary of Union dated the Closing Date certifying that:
(i) there have been no further amendments to the certificate or articles of incorporation delivered pursuant to subsections (e) and (f) of this Section; and (ii) the statements made in Sections 10.1 and 10.2 are true and accurate;

     (l) copies of each of the regulatory approvals necessary to consummate the transactions contemplated herein;

     (m) a legal opinion from Barack, Ferrazzano, Kirschbaum & Perlman, counsel for Union and Acquisition Corp, dated as of the Effective Time, addressed to Prairie in substantially the form attached as Exhibit A;

     (n) a Registration Agreement in the form attached as Exhibit B signed by authorized officers of Union; and

     (o) such other documents as Prairie or its counsel shall reasonably request.

     SECTION 7.7 PRAIRIE'S DELIVERIES AT CLOSING. At the Closing, Prairie shall deliver, or cause to be delivered to Union the following items:

     (a) a good standing certificate for Prairie issued by the Secretary of State of the State of Illinois, dated not more than fifteen (15) Business Days prior to the Closing Date;

     (b) a good standing certificate for each of Farmers State Bank of Ferris, an Illinois state bank with its main office located in Carthage, Illinois (the "Ferris Bank"), the Hanover State Bank, an Illinois state bank with its main office located in Hanover, Illinois (the "Hanover Bank"), the Bank of Ladd, an Illinois state bank with its main office located in Ladd, Illinois (the "Ladd Bank"), Manlius National Bank, a national bank with its main office located in Manlius, Illinois (the "Manlius Bank"), the Tampico National Bank, a national bank with its main office located in Tampico, Illinois (the "Tampico Bank") and the Tiskilwa State Bank, an Illinois state bank with its main office located in Tiskilwa, Illinois (the "Tiskilwa Bank," and collectively with the Ferris Bank, the Hanover Bank, the Ladd Bank, the Manlius Bank and the Tampico Bank, the "Prairie Subsidiaries"), issued by the Commissioner of Banks and Trust Companies for the State of Illinois (the "Commissioner") or the Office of the Comptroller of the Currency (the "OCC"), as appropriate, and dated in each case not more than fifteen Business Days prior to the Closing Date;

     (c) a copy of the articles of incorporation of Prairie certified by the Secretary of State of the State of Illinois not more that fifteen (15) Business Days prior to the Closing Date;

     (d) a copy of the articles of association or charter of each of the Prairie Subsidiaries certified by the Commissioner or the OCC, as appropriate, not more than fifteen (15) Business Days prior to the Closing Date;

     (e) a certificate of the Secretary or any Assistant Secretary of Prairie dated the Closing Date certifying a copy of the bylaws of Prairie;

     (f) a certificate of the Cashier or any Assistant Cashier of each of the Prairie Subsidiaries dated the Closing Date certifying a copy of the bylaws of the Prairie Subsidiary of which he or she holds such office;

     (g) copies of resolutions of the board of directors of Prairie authorizing and approving this Agreement and the consummation of the transactions contemplated hereby, certified as of the Closing Date by the Secretary or any Assistant Secretary of Prairie;

     (h) a certificate executed by the President or any Vice President and the Secretary or any Assistant Secretary of Prairie dated the Closing Date certifying that: (i) there have been no further amendments to the articles of incorporation, articles of association and charters delivered pursuant to subsections (c) and (d) of this Section; and (ii) the statements made in Sections 9.1 and 9.2 are true and accurate;

     (i) a list of Prairie's shareholders as of the Closing Date certified by the Secretary or any Assistant Secretary of Prairie;

     (j) a legal opinion of Burke, Warren & MacKay, P.C., Prairie's counsel, dated as of the Effective Time, addressed to Union in substantially the form attached as Exhibit C;

     (k) a Standstill Agreement in the form attached as Exhibit D signed by holders of 100% of Prairie Common Stock; and

     (l) such other documents as Union or its counsel shall reasonably request.

     SECTION 7.8 CLOSING; EFFECTIVE TIME. (a) The Closing shall be on a date agreed to by the parties hereto which is no earlier than the fifth Business Day after the receipt of the last necessary regulatory approval of the

Merger and the expiration of all requisite waiting periods (the "Closing Date"). In the event the parties fail to so agree, the Closing shall take place on the last Business Day of the month in which: (i) the last required regulatory approval of the Merger is received; (ii) the last requisite waiting period has expired; or (iii) all of the conditions provided for in Articles 8, 9 and 10 have been met or waived in writing; whichever is later.

     (b) The parties hereto agree to file on the Closing Date the appropriate articles of merger, as contemplated by Section 11.25 of the Illinois BCA, with the Secretary of State of the State of Illinois. The Merger shall be effective upon the close of business on the day when the Secretary of State of the State of Illinois issues a certificate of merger in connection with the Merger (the "Effective Time").

     (c) The Closing shall take place at 10:00 a.m., local time, on the Closing Date, at such place as the parties hereto may mutually agree, and in the event they fail to agree, at Union's offices located at 122 West Madison Street, Ottawa, Illinois.

     SECTION 7.9 CONFIRMING DUE DILIGENCE. (a) Immediately after the execution of this Agreement, Union shall initiate an additional pre-acquisition investigation and review of the books, records and facilities of Prairie and the Prairie Subsidiaries and will complete such pre-acquisition investigation not later than 45 days following the date of this Agreement. Union shall have the right to terminate this Agreement by giving written notice of its election to terminate to Prairie, together with a brief statement of the reason therefor, by 5:00 p.m., Ottawa, Illinois time, on or before the 50th day after the date of this Agreement in the event that such pre-acquisition investigation and review discloses matters not previously disclosed to Union which Union in good faith believes either: (i) violate or contravene any of the representations and warranties of Prairie contained in this Agreement or in any of the Schedules hereto provided by Prairie where the same would reasonably be expected to have a material adverse effect upon the consolidated financial condition, assets or business of Prairie and the Prairie Subsidiaries taken as a whole; or (ii) could reasonably be expected to affect in a material and adverse manner the business and affairs of the Surviving Corporation, on a consolidated basis, following consummation of the Merger, and which in either case of item (i) or (ii) of this subsection has not been cured within ten Business Days of receipt of such written notice to Prairie. Nothing in this Section shall limit in any respect any other right or basis that Union may then or thereafter have to terminate this Agreement by reason of any breach hereof by Prairie or any breach or inaccuracy of any of the aforesaid representations and warranties of Prairie.

     (b) Immediately after the execution of this Agreement, Prairie shall initiate an additional pre-acquisition investigation and review of the books, records and facilities of Union and the Union Subsidiaries and will complete such pre-acquisition investigation not later than 45 days following the date of this Agreement. Subject to the conditions of this paragraph, Prairie shall have the right to terminate this Agreement by giving written notice of its election to terminate to Union, together with a brief statement of the reason therefor, by 5:00 p.m., Ottawa, Illinois time, on or before the 50th day after the date of this Agreement in the event that such pre-acquisition investigation and review discloses matters not previously disclosed to Prairie which Prairie in good faith believes either: (i) violate or contravene any of the representations and warranties of Union contained in this Agreement or in any of the Schedules hereto provided by Union where the same would reasonably be expected to have a material adverse effect upon the consolidated financial condition, assets or business of Union and the Union Subsidiaries taken as a whole; or (ii) could reasonably be expected to affect in a material and adverse manner the business and affairs of the Surviving Corporation, on a consolidated basis, following consummation of the Merger, and which in either case of item
(i) or (ii) of this subsection has not been cured within ten Business Days of receipt of such written notice to Union. Nothing in this Section shall limit in any respect any other right or basis that Prairie may then or thereafter have to terminate this Agreement by reason of any breach hereof by Union or any breach or inaccuracy of any of the aforesaid representations and warranties of Union.

                                   ARTICLE 8

                      TREATMENT OF AND PAYMENT FOR SHARES

     SECTION 8.1 TREATMENT OF ACQUISITION CORP STOCK. Each share of common stock, no par value per share, of Acquisition Corp issued and outstanding immediately prior to the Effective Time shall at the Effective Time be converted into and shall thereafter represent one share of common stock of the Surviving Corporation, no par value.

     SECTION 8.2 TREATMENT OF PRAIRIE STOCK. (a) Subject to the provisions of this Article, by virtue of the Merger and without any action on the part of the holders thereof, at the Effective Time, all of the shares of Prairie Common Stock and all of the shares of Prairie Preferred Stock, in each case issued and outstanding immediately prior to the Effective Time, shall be deemed surrendered and automatically converted into and shall thereafter represent the right to receive the cash and the number of shares of stock as calculated below (the "Merger Consideration"):

        (i) cash of $6,092,000;

        (ii) 236,859 shares of Union Common Stock; and

        (iii) 2,762.24 shares of the preferred stock of Union, no par value per share, and with the other terms and conditions set forth in Schedule 3.2 of the Union Book of Schedules (the "Union Preferred Stock").

     (b) If between the date hereof and the Effective Time, the number of outstanding shares of Union Common Stock shall be changed into a different number of shares or a different class of shares by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or if a stock dividend thereon shall be declared with a record date within such period, then the number of shares of Union Common Stock set forth in this Section will be appropriately and proportionately adjusted so that the number of such shares of Union Common Stock will equal the number of shares of Union Common Stock which holders of shares of Prairie Common Stock and Prairie Preferred Stock would have received pursuant to this Section, had the record date for such reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or stock dividend been immediately following the Effective Time.

     (c) Subject to the terms of Section 3.2(d), each of the shareholders of Prairie shall be entitled to receive his pro rata share of the Merger Consideration based upon each such holder's percentage ownership of the issued and outstanding shares of Prairie Common Stock immediately prior to the Effective Time. After the Effective Time, no holder of any shares of the capital stock of Prairie which are issued and outstanding immediately prior to the Effective Time shall have any rights in respect of such capital stock except to receive his pro rata share of the Merger Consideration.

     (d) Notwithstanding anything contained herein to the contrary, Prairie shall deliver to Union by no later than 5:00 p.m. Ottawa, Illinois time on the twentieth day after the date of this Agreement, an agreement executed by the holders as of such date of all of the shares of Prairie Preferred Stock to a plan or arrangement pursuant to which immediately after the Closing: (i) the Surviving Corporation shall have capital stock outstanding comprised of only shares of common stock, $1.00 par value per share, which outstanding stock formerly represented shares of the common stock of Acquisition Corp, all of which will be owned by Union; (ii) except for dissenters' rights under the Illinois BCA, no holder of Prairie Preferred Stock (other than Messrs. Wayne W. Whalen and Dennis J. McDonnell) shall have any claim against Union, Prairie, Acquisition Corp or the Surviving Corporation as a result of the consummation of any of the transactions contemplated by this Agreement; (iii) none of the holders of the capital stock of Prairie as of the date of this Agreement shall be stockholders of Union, except for Messrs. Whalen and McDonnell; and (iv) Union shall have not been required to deliver any cash, securities or other property to any current or former shareholders of Prairie other than the Merger Consideration. If Prairie fails to make such delivery, this Agreement shall terminate and such termination shall have the effect as set forth in Section 13.2.

     SECTION 8.3 FULL SATISFACTION. All rights to receive the Merger Consideration into and for which shares of Prairie Common Stock shall have been converted and exchanged pursuant to this Agreement shall be deemed to have been paid and issued in full satisfaction of all rights pertaining to such converted and exchanged shares of Prairie Common Stock.

     SECTION 8.4 TAX FREE REORGANIZATION. The parties hereto intend for the Merger to qualify as a nontaxable reorganization within the meaning of Section 368 and related sections of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (collectively, the "Code"), and agree to cooperate and to take such actions as may be reasonably necessary to ensure such result.

                                   ARTICLE 9

                   REPRESENTATIONS AND WARRANTIES BY PRAIRIE

     Prairie hereby represents and warrants to Union as follows:

     SECTION 9.1 PRAIRIE ORGANIZATION. Prairie: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, is a registered bank holding company under the federal Bank Holding Company Act of 1956, as amended (the "BHCA"), and is duly qualified to do business and is in good standing in each other jurisdiction in which the nature of the business conducted or the properties or assets owned or leased by it makes such qualification necessary and where failure to be so qualified would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Prairie or any of the Prairie Subsidiaries;
(b) has full power and authority, corporate and otherwise, to own, operate and lease its properties as presently owned, operated and leased, and to carry on its business as it is now being conducted; and (c) has the requisite corporate power and authority to enter into and perform its obligations under this Agreement in accordance with its terms. Except as set forth on Schedule 4.1 of the Prairie Book of Schedules and other than solely as trustee, Prairie owns no voting stock or equity securities of any corporation, association, partnership or other entity, other than issued and outstanding shares of the capital stock of the Prairie Subsidiaries.

     SECTION 9.2 PRAIRIE CAPITALIZATION. The authorized capital stock of Prairie consists, and at the Effective Time will consist, of: (i) 1,000 shares of common stock, no par value per share, all of which are issued and outstanding and; (ii) 1,000,000 shares of preferred stock, with the terms and conditions as set forth in Schedule 4.2 of the Prairie Book of Schedules, of which 12,184 shares are issued and outstanding. All of the outstanding shares of capital stock of Prairie have been duly and validly authorized and issued and are fully paid and nonassessable. There are no outstanding subscriptions, contracts, conversion privileges, options, warrants, calls or other rights obligating Prairie to issue, sell or otherwise dispose of, or to purchase, redeem or otherwise acquire, any shares of capital stock of Prairie. Except as set forth on Schedule 4.2 of the Prairie Book of Schedules, since December 31, 1994, no shares of the capital stock of Prairie or any Prairie Subsidiary have been purchased, redeemed or otherwise acquired, directly or indirectly, by Prairie or any Prairie Subsidiary and no dividends or other distributions have been declared, set aside, made or paid to the shareholders of Prairie or any Prairie Subsidiary.

     SECTION 9.3 PRAIRIE SUBSIDIARIES' ORGANIZATION. (a) The Ferris Bank is an Illinois state bank with its main office located in Carthage, Illinois, and is duly organized, validly existing and in good standing under the laws of the State of Illinois. The Ferris Bank has full power and authority, corporate or otherwise, to carry on its business as it is now being conducted and to own or hold under lease the properties and assets it owns or holds under lease.
Except as set forth on Schedule 4.3 of the Prairie Book of Schedules and other than solely as trustee, the Ferris Bank owns no voting stock or equity securities of any corporation, association, partnership or other entity. All of the deposit liabilities of the Ferris Bank are insured by the Federal Deposit Insurance Corporation (the "FDIC") through the Bank Insurance Fund (the "BIF") to the fullest extent permitted by applicable law and the Ferris Bank pays to the FDIC the lowest deposit insurance premium assessment (currently the minimum semi-annual statutory assessment of $1,000).

     (b) The Hanover Bank is an Illinois state bank with its main office located in Hanover, Illinois, and is duly organized, validly existing and in good standing under the laws of the State of Illinois. The Hanover Bank has full power and authority, corporate or otherwise, to carry on its business as it is now being conducted and to own or hold under lease the properties and assets it owns or holds under lease. Except as set forth on Schedule 4.3 of the Prairie Book of Schedules and other than solely as trustee, the Hanover Bank owns no voting stock or equity securities of any corporation, association, partnership or other entity. All of the deposit liabilities of the Hanover Bank are insured by the FDIC through the BIF to the fullest extent permitted by applicable law and the Hanover Bank pays to the FDIC the lowest deposit insurance premium assessment (currently the minimum semi-annual statutory assessment of $1,000).

     (c) The Ladd Bank is an Illinois state bank with its main office located in Ladd, Illinois, and is duly organized, validly existing and in good standing under the laws of the State of Illinois. The Ladd Bank has full power and authority, corporate or otherwise, to carry on its business as it is now being conducted and to own or hold under lease the properties and assets it owns or holds under lease. Except as set forth on Schedule 4.3 of the Prairie Book of Schedules and other than solely as trustee, the Ladd Bank owns no voting stock or equity securities of any corporation, association, partnership or other entity. All of the deposit liabilities of the Ladd Bank are insured by the FDIC through the BIF to the fullest extent permitted by applicable law and the Ladd Bank pays to the FDIC the lowest deposit insurance premium assessment (currently the minimum semi-annual statutory assessment of $1,000).

     (d) The Manlius Bank is a national bank with its main office located in Manlius, Illinois, and is duly organized, validly existing and in good standing under the laws of the United States. The Manlius Bank has full power and authority, corporate or otherwise, to carry on its business as it is now being conducted and to own or hold under lease the properties and assets it owns or holds under lease. Except as set forth on Schedule 4.3 of the Prairie Book of Schedules and other than solely as trustee, the Manlius Bank owns no voting stock or equity securities of any corporation, association, partnership or other entity. All of the deposit liabilities of the Manlius Bank are insured by the FDIC through the BIF to the fullest extent permitted by applicable law and the Manlius Bank pays to the FDIC the lowest deposit insurance premium assessment (currently the minimum semi-annual statutory assessment of $1,000).

     (e) The Tampico Bank is a national bank with its main office located in Tampico, Illinois, and is duly organized, validly existing and in good standing under the laws of the United States. The Tampico Bank has full power and authority, corporate or otherwise, to carry on its business as it is now being conducted and to own or hold under lease the properties and assets it owns or holds under lease. Except as set forth on Schedule 4.3 of the Prairie Book of Schedules and other than solely as trustee, the Tampico Bank owns no voting stock or equity securities of any corporation, association, partnership or other entity. All of the deposit liabilities of the Tampico Bank are insured by the FDIC through the BIF to the fullest extent permitted by applicable law and the Tampico Bank pays to the FDIC the lowest deposit insurance premium assessment (currently the minimum semi-annual statutory assessment of $1,000).

     (f) The Tiskilwa Bank is an Illinois state bank with its main office located in Tiskilwa, Illinois, and is duly organized, validly existing and in good standing under the laws of the State of Illinois. The Tiskilwa Bank has full power and authority, corporate or otherwise, to carry on its business as it is now being conducted and to own or hold under lease the properties and assets it owns or holds under lease. Except as set forth on Schedule 4.3 of the Prairie Book of Schedules and other than solely as trustee, the Tiskilwa Bank owns no voting stock or equity securities of any corporation, association, partnership or other entity. All of the deposit liabilities of the Tiskilwa Bank are insured by the FDIC through the BIF to the fullest extent permitted by applicable law and the Tiskilwa Bank pays to the FDIC the lowest deposit insurance premium assessment (currently the minimum semi-annual statutory assessment of $1,000).

     SECTION 9.4 PRAIRIE SUBSIDIARIES' CAPITALIZATION. (a) The authorized capital stock of the Ferris Bank consists, and at the Effective Time will consist, of 2,675 shares of common stock, $100 par value per share, all of which shares are issued and outstanding. All of the outstanding shares of capital stock of the Ferris Bank have been duly and validly authorized and issued and are fully paid and nonassessable and owned by Prairie. There are no options, warrants, rights, calls or commitments of any character relating to any additional shares of the capital stock of the Ferris Bank. No capital stock or other security issued by the Ferris Bank has been issued in violation of, or without compliance with, the rights of shareholders.

     (b) The authorized capital stock of the Hanover Bank consists, and at the Effective Time will consist, of 1,800 shares of common stock, $100 par value per share, all of which shares are issued and outstanding. All of the outstanding shares of capital stock of the Hanover Bank have been duly and validly authorized and issued and are fully paid and nonassessable and owned by Prairie. There are no options, warrants, rights, calls or commitments of any character relating to any additional shares of the capital stock of the Hanover Bank. No capital stock or other security issued by the Hanover Bank has been issued in violation of, or without compliance with, the rights of shareholders.

     (c) The authorized capital stock of the Ladd Bank consists, and at the Effective Time will consist, of 3,500 shares of common stock, $100 par value per share, all of which shares are issued and outstanding. All of the outstanding shares of capital stock of the Ladd Bank have been duly and validly authorized and issued and are fully paid and nonassessable and owned by Prairie, except that 700 shares of capital stock of the Ladd Bank are held by less than 20 individuals not affiliated with Prairie or any of the Prairie Subsidiaries (other than the Ladd Bank). There are no options, warrants, rights, calls or commitments of any character relating to any additional shares of the capital stock of the Ladd Bank. No capital stock or other security issued by the Ladd Bank has been issued in violation of, or without compliance with, the rights of shareholders.

     (d) The authorized capital stock of the Manlius Bank consists, and at the Effective Time will consist, of 10,000 shares of common stock, $100 par value per share, 6,000 of which shares are issued and outstanding. All of the outstanding shares of capital stock of the Manlius Bank have been duly and validly authorized and issued and are fully paid and nonassessable (except as provided by Section 55 of the National Bank Act, as amended) and 5,910 of such issued and outstanding shares are owned by Prairie. There are no options, warrants, rights, calls or commitments of any character relating to any additional shares of the capital stock of the Manlius Bank. No capital stock or other security issued by the Manlius Bank has been issued in violation of, or without compliance with, the rights of shareholders.

     (e) The authorized capital stock of the Tampico Bank consists, and at the Effective Time will consist, of 2,000 shares of common stock, $100 par value per share, 850 of which shares are issued and outstanding. All of the outstanding shares of capital stock of the Tampico Bank have been duly and validly authorized and issued and are fully paid and nonassessable (except as provided by Section 55 of the National Bank Act, as amended) and 845 of such issued and outstanding shares are owned by Prairie. There are no options, warrants, rights, calls or commitments of any character relating to any additional shares of the capital stock of the Tampico Bank. No capital stock or other security issued by the Tampico Bank has been issued in violation of, or without compliance with, the rights of shareholders.

     (f) The authorized capital stock of the Tiskilwa Bank consists, and at the Effective Time will consist, of 15,000 shares of common stock, $20 par value per share, all of which shares are issued and outstanding. All of the outstanding shares of capital stock of the Tiskilwa Bank have been duly and validly authorized and issued and are fully paid and nonassessable and 14,248 of such issued and outstanding shares are owned by Prairie. There are no options, warrants, rights, calls or commitments of any character relating to any additional shares of the capital stock of the Tiskilwa Bank. No capital stock or other security issued by the Tiskilwa Bank has been issued in violation of, or without compliance with, the rights of shareholders.

     SECTION 9.5 AUTHORIZATION. Prairie has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the execution, delivery and performance of this Agreement by Prairie, and consummation by it of the transactions contemplated hereby have been authorized by all necessary corporate action, including, but not limited to, the approval of its shareholders. This Agreement constitutes a legal, valid and binding obligation of Prairie enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws and subject to general principles of equity.

     SECTION 9.6 LITIGATION AND REGULATORY MATTERS. Schedule 4.6 of the Prairie Book of Schedules sets forth a list of all actions, suits or proceedings pending as of the date hereof in which Prairie or any Prairie Subsidiary is a named party. Except as set forth on Schedule 4.6 of the Prairie Book of Schedules, there is no action, suit, proceeding, claim or formal written protest by any Person or agency, or any investigation or report by any regulatory authority having jurisdiction over Prairie or any Prairie Subsidiary or any of its respective assets or businesses which is pending or, to Prairie's knowledge, threatened against Prairie or any Prairie Subsidiary, or any of its respective officers or directors in their capacities as such, or its assets, business or goodwill which would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Prairie or any of the Prairie Subsidiaries or which would impair Prairie's ability to consummate the Merger. Prairie further represents and warrants that except as set forth on Schedule 4.6 of the Prairie Book of Schedules, it does not know or have any reason to believe that there is any basis for assertion against it of any material claims based upon the wrongful action or inaction of either Prairie or any Prairie Subsidiary, and any of its officers, directors or employees which would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Prairie or any of the Prairie Subsidiaries or which would impair Prairie's ability to consummate the Merger. Neither Prairie nor any Prairie Subsidiary is subject to, or in default with respect to, nor are any of its assets subject to, any outstanding judgment, regulatory agreement, injunction, writ, order or decree or any other requirement of any governmental body or court or of any governmental agency or instrumentality which would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Prairie or any of the Prairie Subsidiaries.

     SECTION 9.7 INSURANCE. Schedule 4.7 of the Prairie Book of Schedules lists and briefly describes the policies of insurance (including bankers blanket bond and insurance providing benefits for employees) owned or held by Prairie or any Prairie Subsidiary on the date hereof. Each such policy is, and Prairie will use all reasonable efforts to keep each such policy, in full force and effect (except for any expiring policy which is replaced by coverage at least as extensive) until the Effective Time. All premiums due on such policies have been paid.

     SECTION 9.8 DEFAULTS UNDER AGREEMENTS. Neither Prairie nor any Prairie Subsidiary is in default or alleged to be in default, and Prairie has no knowledge of any event which with notice or lapse of time or both would constitute such a default, under any loan or credit agreement, conditional sales contract or other title retention agreement or security agreement relating to money borrowed by Prairie or any Prairie Subsidiary, agreements pursuant to which it leases real or personal property or any other instrument or obligation, which would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Prairie or any of the Prairie Subsidiaries. Prairie has no knowledge of any material default under such instruments by any other party thereto and has no knowledge of any event which with notice or lapse of time or both would constitute such a default.

     SECTION 9.9 FINANCIAL STATEMENTS AND REPORTS. Copies of the following financial statements and reports of Prairie and the Prairie Subsidiaries (collectively, the "Prairie Financial Statements") are set forth in Schedule
4.9 of the Prairie Book of Schedules:

     (a) Consolidated Balance Sheets and the related Statements of Income, Statements of Changes in Shareholders' Equity and Statements of Cash Flow of Prairie for the years ended December 31, 1990, 1991, 1992, 1993 and 1994;

     (b) Reports of Prairie on Form F.R. Y-9C and F.R. Y-9LP as of the close of business on March 31, June 30, and September 30, 1995; and

     (c) the Consolidated Report of Condition and Income ("Call Report") for each of the Prairie Subsidiaries at the close of business on March 31, June 30, and September 30, 1995, and December 31, 1992, 1993 and 1994.

     The Prairie Financial Statements are complete and correct in all material respects and fairly present the respective financial positions of Prairie and the Prairie Subsidiaries at the dates shown and the results of operations for the periods covered. The Prairie Financial Statements described in clause (a) above are audited statements and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The Prairie Financial Statements described in clauses (b) and (c) above have been prepared on a basis consistent with past accounting practices and as required by applicable rules or regulations and fairly present the consolidated financial condition and results of operations at the dates and for the periods presented, subject to year-end audit adjustments (which changes in the aggregate would not reasonably be expected to be materially adverse). The Prairie Financial Statements do not include any material assets or omit to state any material liabilities, absolute or contingent, or other facts, which inclusion or omission would render the Prairie Financial Statements misleading in any material respect.

     SECTION 9.10 PROPERTIES, CONTRACTS, EMPLOYEE BENEFIT PLANS AND OTHER AGREEMENTS. Schedule 4.10 of the Prairie Book of Schedules lists or describes the following:

     (a) All real property owned by Prairie or any Prairie Subsidiary and the principal buildings and structures located thereon, together with a legal description of such real estate, and each lease of real property to which Prairie or any Prairie Subsidiary is a party, identifying the parties thereto, the annual rental payable, the expiration date thereof and a brief description of the property covered;

     (b) All loan and credit agreements, conditional sales contracts or other title retention agreements or security agreements relating to money borrowed by Prairie or any Prairie Subsidiary, exclusive of deposit agreements with customers of any of the Prairie Subsidiaries entered into in the ordinary course of business, agreements for the purchase of federal funds and repurchase agreements;

     (c) All agreements, loans, contracts, leases, guaranties, letters of credit, lines of credit or commitments of Prairie or any of the Prairie Subsidiaries not referred to elsewhere in this Section which:

           (i) involve payment by Prairie or any Prairie Subsidiary (other than as disbursement of loan proceeds to customers) of more than $25,000;

           (ii) involve payments based on profits of Prairie or any Prairie Subsidiary;

           (iii) relate to the future purchase of goods or services in excess of the requirements of its respective business at current levels or for normal operating purposes;

           (iv) were not made in the ordinary course of business; or

           (v) materially affect the business or financial condition of Prairie or any Prairie Subsidiary;

     (d) All profit sharing, group insurance, hospitalization, stock option, pension, retirement, bonus, deferred compensation, stock bonus, stock purchase or other employee welfare or benefit agreements, plans or arrangements established, maintained, sponsored or undertaken by Prairie or any Prairie Subsidiary for the benefit of its respective officers, directors or employees, including each trust or other agreement with any custodian or any trustee for funds held under any such agreement, plan or arrangement (collectively, the "Prairie Employee Benefit Plans"), and, in respect to any of them, the latest reports or forms, if any, filed with the Department of Labor and Pension Benefit Guaranty Corporation under ERISA, any current financial or actuarial reports and any currently effective United States Internal Revenue Service ("IRS") private rulings or determination letters obtained by or for the benefit of Prairie or any Prairie Subsidiary;

     (e) All leases or licenses with respect to personal property, whether as lessee or licensee, with annual rental or other payments due thereunder in excess of $12,000;

     (f) All employment and consulting contracts (except for ordinary oral employment contracts with employees of Prairie or any Prairie Subsidiary creating at will employment relationships); and

     (g) The name and current annual salary of each director, officer or employee of Prairie or any Prairie Subsidiary, and the profit sharing, bonus or other form of compensation (other than salary) paid or payable by Prairie, any Prairie Subsidiary or a combination of both to or for the benefit of each such person in question for the year ending December 31, 1994, and any employment agreement or arrangement with respect to each such person.

     Copies of each document, plan or contract listed and described in Schedule
4.10 of the Prairie Book of Schedules are appended to such Schedule and included in the Prairie Book of Schedules.

     SECTION 9.11 ARTICLES, CHARTERS AND BYLAWS. The copies of: (a) the articles of incorporation and all amendments thereto of Prairie; (b) the bylaws of Prairie, as amended to date; (c) the articles of association or charter and all amendments thereto of each of the Prairie Subsidiaries; and (d) the bylaws of each of the Prairie Subsidiaries, as amended to date, are all complete and correct and set forth in Schedule 4.11 of the Prairie Book of Schedules.

     SECTION 9.12 DISCLOSURES. No representation or warranty made herein by Prairie contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein under the circumstances under which they were made not misleading. Except as and to the extent reflected or reserved against in Prairie's audited financial statements for the year ended December 31, 1994, and the Call Reports for the quarter ended September 30, 1995 for each of the Prairie Subsidiaries, or the Subsequent Prairie Financial Statements (as defined below), neither Prairie nor any Prairie Subsidiary has, and with respect to the Subsequent Prairie Financial Statements will not have, any liabilities or obligations, of any nature, secured or unsecured, (whether accrued, absolute, contingent or otherwise) including, without limitation, any tax liabilities due or to become due, which would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Prairie or any of the Prairie Subsidiaries.

     SECTION 9.13 EFFECT OF AGREEMENT. The execution, delivery and performance of this Agreement by Prairie and the consummation by it of the transactions contemplated hereby do not: (a) require the consent, waiver, order, registration, qualification, approval, license or authorization of any Person, court, regulatory authority or other governmental body, other than approval of the holders of Prairie Common Stock and Prairie Preferred Stock as may be required in connection or in compliance with the provisions of the Illinois BCA, the BHCA and the Illinois Banking Act, as amended (the "Illinois Banking Act"); (b) violate, with or without the giving of notice or the passage of time or both, in any material respect any provision of law applicable to Prairie;
(c) except as disclosed in the Prairie Book of Schedules, conflict with or result in a breach of any terms of Prairie's articles of incorporation or bylaws or any material mortgage, deed of trust, license, indenture or other material agreement or instrument, or any order, judgment, decree, statute, regulation or other restriction of any kind or character, to which Prairie or any Prairie Subsidiary is a party or by which Prairie or any Prairie Subsidiary or any of its respective assets may be bound; (d) give to others any right to accelerate or terminate, or result in acceleration or termination of, any such material agreement or instrument; (e) result in termination of any provision of any such material agreement or instrument; or (f) result in the creation of any lien, charge or encumbrance upon any of the property or assets of Prairie or any Prairie Subsidiary.

     SECTION 9.14 BOOKS AND RECORDS. The books and records of Prairie and the Prairie Subsidiaries are in all material respects complete and correct and accurately reflect the basis for the respective financial condition and results of operations of Prairie and the Prairie Subsidiaries set forth in the Prairie Financial Statements.

     SECTION 9.15 COMPLIANCE WITH APPLICABLE LAW. Each of Prairie and the Prairie Subsidiaries holds all licenses, certificates, permits, franchises and rights from all appropriate federal, state or other public authorities necessary for the conduct of its respective business and where failure to do so would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Prairie or any of the Prairie Subsidiaries. Each of Prairie and the Prairie Subsidiaries has complied in all material respects with all applicable federal, state and local statutes, ordinances, regulations, rules or requirements, and neither Prairie nor any Prairie Subsidiary is presently charged with, or to the knowledge of Prairie, under governmental investigation with respect to, any actual or alleged material violations of any statute, ordinance, regulation or rule.

     SECTION 9.16 INTERIM EVENTS. Except as disclosed on Schedule 4.16 of the Prairie Book of Schedules and as otherwise permitted hereunder, since December 31, 1994, neither Prairie nor any of the Prairie Subsidiaries has:

     (a) Suffered any changes having a material adverse effect on the financial condition, assets or business of Prairie or any of the Prairie Subsidiaries, or in the operation or conduct of their respective businesses;

     (b) Suffered any material damage, destruction or loss to any of its respective properties whether covered by insurance or not;

     (c) Declared any dividend or other distribution with respect to its stock, repurchased or redeemed shares of its stock, issued any shares of its stock or sold or agreed to issue or sell any of its stock or any right to purchase or acquire any such stock or any security convertible into such stock or taken any action to reclassify, recapitalize or split up its stock or issued any stock appreciation rights;

     (d) Granted or agreed to grant any increase in benefits payable or to become payable under any Prairie Employee Benefit Plan;

     (e) Cancelled or compromised any debt or claim other than in the ordinary course of business;

     (f) Entered into any transaction, contract or commitment other than in the ordinary course of business;

     (g) Incurred any obligation or liability (fixed or contingent) other than obligations and liabilities incurred in the ordinary course of its respective business;

     (h) Mortgaged, pledged or subjected to a lien, security interest or other encumbrance any of its assets except to tax and other liens which arise by operation of law and with respect to which payment is not past due and except for pledges or liens: (i) required to be granted in connection with the acceptance by any of the Prairie

Subsidiaries of government deposits; (ii) granted in connection with repurchase or reverse repurchase agreements; or (iii) otherwise incurred in the ordinary course of the conduct of its respective business;

     (i) Conducted its respective business in any manner other than substantially as it was being conducted prior to such time;

     (j) Leased, sold or otherwise disposed of any of its assets except in the ordinary course of business or leased, purchased or otherwise acquired from third parties any assets except in the ordinary course of business;

     (k) Except for the transactions contemplated by this Agreement, merged, consolidated or agreed to merge or consolidate with or into any other Person, or acquired or agreed to acquire any stock, equity interest or business of any other Person;

     (l) Agreed to enter into any transaction for the borrowing or loaning of monies, other than in the ordinary course of business; or

     (m) Increased the salary of any officer or the compensation or fees payable to any director, except for normal increases in the ordinary course of business or in accordance with any Prairie Employee Benefit Plan, or entered into any employment contract with any officer or salaried employee or installed any employee welfare, stock option, profit sharing or other similar plan or arrangement.

     SECTION 9.17 TAXES. Each of Prairie and the Prairie Subsidiaries has filed with the appropriate governmental agencies all federal, state and local income, franchise, excise, sales, use, real and personal property and other tax returns and reports required to be filed by it. Except as set forth on
Schedule 4.17 of the Prairie Book of Schedules, neither Prairie nor any Prairie Subsidiary is: (a) delinquent in the payment of any taxes shown on such returns or reports or on any assessments received by it for such taxes; (b) aware of any pending or threatened examination for income taxes for any year by the IRS or any state tax agency; (c) subject to any agreement extending the period for assessment or collection of any federal or state tax; or (d) a party to any action or proceeding nor has any claim been asserted against it by any governmental authority for assessment or collection of taxes. None of the tax liabilities of Prairie or any Prairie Subsidiary has ever been audited by the IRS or any state tax agency for any period since January 1, 1992. Neither Prairie nor any Prairie Subsidiary is, to the knowledge of Prairie, a party to any threatened action or proceeding by any governmental authority for assessment or collection of taxes. The reserve for taxes in the audited financial statements of Prairie for the year ended December 31, 1994, is adequate to cover all of the tax liabilities of Prairie and the Prairie Subsidiaries (including, without limitation, income taxes and franchise fees) that may become payable in future years in respect to any transactions consummated prior to December 31, 1994. Neither Prairie nor any Prairie Subsidiary has and, to the best of Prairie's knowledge, will not have any liability for taxes of any nature for or in respect of the operation of its business or ownership of its assets from December 31, 1994, up to and including the Effective Time, except to the extent reflected on the audited Prairie Financial Statements for the year ended December 31, 1994, and each of the Prairie Subsidiaries' Call Reports, or on the Subsequent Prairie Financial Statements or otherwise reflected in the books and records of Prairie and the Prairie Subsidiaries for the period following its then most recent of the Subsequent Prairie Financial Statements.

     SECTION 9.18 PRAIRIE EMPLOYEE BENEFIT PLANS.  Except as set forth on
Schedule 4.18 of the Prairie Book of Schedules, neither Prairie nor any Prairie Subsidiary has any other Prairie Employee Benefit Plans, collective bargaining agreements, contracts or arrangements under which pensions, deferred compensation or other retirement benefits are being paid or may become payable respectively by Prairie or any Prairie Subsidiary.

     SECTION 9.19 COMPLIANCE WITH ERISA. Except as set forth in Schedule 4.19 of the Prairie Book of Schedules, all employee benefit plans (as defined in Section 3(3) of ERISA) established or maintained by Prairie or any Prairie Subsidiary, or to which Prairie or any Prairie Subsidiary contributes, are in compliance in all material respects with all applicable requirements of ERISA, and are in compliance in all material respects with all applicable requirements (including qualification and non-discrimination requirements in effect as of the Effective Time) of the Code for obtaining the tax benefits the Code thereupon permits with respect to such employee benefit plans. For purposes of this Section, non-compliance with the Code and ERISA is material if such non-compliance would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Prairie or any of the Prairie Subsidiaries. No such employee benefit plan has, or as of the Effective Time will have, any amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA) for which Prairie or any Prairie Subsidiary would be liable to any Person under Title IV of ERISA if any such employee benefit plan were terminated as of the Effective Time, which amounts would be material to Prairie or any Prairie Subsidiary. Such employee benefit plans are funded in accordance with Section 412 of the Code (if applicable). There would be no obligations which would be material to Prairie or any of the Prairie Subsidiaries under Title IV of ERISA relating to any such employee benefit plan that is a multi-employer plan if any such plan were terminated or if Prairie or any of the Prairie Subsidiaries withdrew from any such plan as of the Effective Time.

     SECTION 9.20 COMPLIANCE WITH ENVIRONMENTAL LAWS. Each of Prairie and the Prairie Subsidiaries has conducted its respective business in material compliance with all federal, state, county and municipal laws, including statutes, regulations, rules, ordinances, orders, restrictions and requirements, relating to underground storage tanks, petroleum products, air pollutants, water pollutants or process waste water or otherwise relating to the environment or toxic or hazardous substances or to the manufacture, processing, distribution, use, recycling, generation, treatment, handling, storage, disposal or transport of any hazardous or toxic substances or petroleum products (including polychlorinated biphenyls, whether contained or uncontained, and asbestos-containing materials, whether friable or not), including, but not limited to, the Federal Solid Waste Disposal Act, the Hazardous and Solid Waste Amendments, the Federal Clean Air Act, the Federal Clean Water Act, the Occupational Health and Safety Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 and the Superfund Amendments and Reauthorization Act of 1986, all as amended, and regulations of the Environmental Protection Agency, the Nuclear Regulatory Agency and any state department of natural resources or state environmental protection agency now or at any time hereafter in effect (collectively, the "Environmental Laws"). There are no pending or, to the knowledge of Prairie, threatened actions or proceedings by any local municipality, sewerage district or other governmental entity against Prairie or any Prairie Subsidiary with respect to the Environmental Laws and, to the knowledge of Prairie, there is no basis or grounds for any such action or proceeding. Except as set forth on
Schedule 4.20 of the Prairie Book of Schedules, no environmental clearances or other governmental approvals are required for the conduct of the business of Prairie or any Prairie Subsidiary or the consummation of the transactions contemplated hereby. To the best knowledge and belief of management of Prairie, neither Prairie nor any Prairie Subsidiary is the owner of any interest in real estate on which any substances have been used, stored, deposited, treated, recycled or disposed of, which substances if known to be present on, at or under such property, would require clean-up, removal or some other remedial action under any Environmental Laws.

     SECTION 9.21 BROKERAGE COMMISSIONS. All negotiations relating to this Agreement and the transactions contemplated herein have been and will be carried on by Prairie directly with Union, its counsel, accountants and other representatives in such a manner that no actions of Prairie or any Prairie Subsidiary or any of its respective officers, agents or representatives shall give rise to any claim against Prairie or Union or any of its respective Affiliates for any brokerage commission, finder's fee, investment advisor's fee or other like payment, except that Union has agreed to make payment to Hoefer & Arnett Incorporated, Austin, Texas, for services rendered as financial advisor to Union in connection with the transactions contemplated by this Agreement.

     SECTION 9.22 LOAN LOSS RESERVE. The reserve for possible loan and lease losses shown on the September 30, 1995, Call Report of each of the Prairie Subsidiaries is adequate in all material respects under the requirements of generally accepted accounting principles to provide for possible losses, net of recoveries relating to loans previously charged off, on loans outstanding (including, without limitation, accrued interest receivable) as of September 30, 1995, for such Prairie Subsidiary. Except as set forth in Schedule 4.22, the aggregate loan balances of each of the Prairie Subsidiaries at such date in excess of such reserves are, to the knowledge and belief of Prairie, and based on past loan loss experience, collectible in accordance with their terms.

     SECTION 9.23 REGULATORY FILINGS. Each of Prairie and the Prairie Subsidiaries has filed in a timely manner all required filings with all proper regulatory authorities, including, but not limited to: (a) the Federal Reserve; (b) the OCC; (c) the FDIC; (d) the Commissioner; and (e) the Secretary of State of the State of Illinois. To the best knowledge of Prairie, all such filings were accurate and complete in all material respects as of the dates of the filings, and no such filing has made any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

     SECTION 9.24 TRUST ADMINISTRATION. Each of Prairie and the Prairie Subsidiaries has properly administered, in all material respects, all accounts for which it acts as fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulations and common law. To Prairie's knowledge, none of Prairie or any Prairie Subsidiary, or any director, officer or employee of Prairie or any Prairie Subsidiary has committed any material breach of trust with respect to any such fiduciary account, and the accounting for each such fiduciary account is true and correct in all material respects and accurately reflect the assets of such fiduciary account.

     SECTION 9.25 APPROVAL DELAYS. To Prairie's knowledge, Prairie knows of no reason why the granting of any of the regulatory approvals referred to in
Section 12.2 would be denied or unduly delayed.

     SECTION 9.26 SHAREHOLDER APPROVALS. The record owners of 100% of Prairie's issued and outstanding common stock have unanimously approved and authorized this Agreement and the Merger as required by the Illinois BCA.

                                   ARTICLE 10

                    REPRESENTATIONS AND WARRANTIES BY UNION

     Union hereby represents and warrants to Prairie as follows:

     SECTION 10.1 UNION ORGANIZATION. (a) Union: (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is a registered bank holding company under the BHCA; (ii) is duly qualified to do business and is in good standing in the State of Illinois and in each other jurisdiction in which the nature of the business conducted or the properties or assets owned or leased by it makes such qualification necessary and where failure to be so qualified would reasonably be expected to have a material adverse effect on the consolidated financial condition, assets or business of Union and the Subsidiaries of Union (the "Union Subsidiaries"); and
(iii) has full power and authority, corporate and otherwise, to own, operate and lease its properties as presently owned, operated and leased, and to carry on its business as it is now being conducted. Except as set forth on Schedule
5.1 of the Union Book of Schedules and other than solely as trustee, Union owns no voting stock or equity securities of any corporation, association, partnership or other entity, other than issued and outstanding shares of the capital stock of the Union Subsidiaries.

     (b) Acquisition Corp: (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois; (ii) is not engaged in any business; and (iii) has the requisite corporate power and authority to enter into and perform this Agreement in accordance with its terms.

     SECTION 10.2 UNION CAPITALIZATION. The authorized capital stock of Union consists, and at the Effective Time will consist, of: (i) 2,000,000 shares of common stock, $1.00 par value per share, of which as of the close of business on December 31, 1995, 800,000 shares were outstanding and 89,421 shares were held in the treasury; and (ii) 200,000 shares of preferred stock, no par value per share, none of which shares were issued and outstanding as of the close of business on December 31, 1995. The maximum number of shares of Union Common Stock (assuming for this purpose that share equivalents constitute Union Common Stock) that would be outstanding as of the Effective Time of the Merger if all options, warrants, conversion rights and other rights with respect thereto were exercised and the restrictions on any restricted stock were no longer applicable is 733,379. All of the outstanding shares of capital stock of Union have been duly and validly authorized and issued and are fully paid and nonassessable. Except as contemplated in this Agreement or as set forth in
Schedule 5.2 of the Union Book of Schedules, there are, as of the date of this Agreement, no outstanding subscriptions, contracts, conversion privileges, options, warrants, calls or other rights obligating Union or any Union Subsidiary to issue, sell or otherwise dispose of, or to purchase, redeem or otherwise acquire, any shares of capital stock of Union or any Union Subsidiary. Except as provided on Schedule 5.2 of the Union Book of Schedules, since December 31, 1994, no shares of Union capital stock have been purchased, redeemed or otherwise acquired, directly or indirectly, by Union or any Union Subsidiary and no dividends or other distributions have been declared, set aside, made or paid to the stockholders of Union.

     SECTION 10.3 UNION SUBSIDIARIES' ORGANIZATION. (a) UnionBank is an Illinois state bank with its main office located in Streator, Illinois ("UnionBank"), and is duly organized, validly existing and in good standing under the laws of the State of Illinois. UnionBank has full power and authority, corporate or otherwise, to carry on its business as it is now being conducted and to own or hold under lease the properties and assets it owns or holds under lease. Except as set forth on Schedule 5.3 of the Union Book of Schedules and other than solely as trustee, UnionBank owns no voting stock or equity securities of any corporation, association, partnership or other entity. All of the deposit liabilities of UnionBank are insured by the FDIC through the BIF to the fullest extent permitted by applicable law and UnionBank pays to the FDIC the lowest deposit insurance premium assessment (currently the minimum semi-annual statutory assessment of $1,000).

     (b) UnionBank/Sandwich is an Illinois state bank with its main office located in Sandwich, Illinois ("UnionBank/Sandwich"), and is duly organized, validly existing and in good standing under the laws of the State of Illinois. UnionBank/Sandwich has full power and authority, corporate or otherwise, to carry on its business as it is now being conducted and to own or hold under lease the properties and assets it owns or holds under lease. Except as set forth on Schedule 5.3 of the Union Book of Schedules and other than solely as trustee, UnionBank/Sandwich owns no voting stock or equity securities of any corporation, association, partnership or other entity. All of the deposit liabilities of UnionBank/Sandwich are insured by the FDIC through the BIF to the fullest extent permitted by applicable law and UnionBank/Sandwich pays to the FDIC the lowest deposit insurance premium assessment (currently the minimum semi-annual statutory assessment of $1,000).

     (c) Union Corporation is an Illinois corporation duly organized, validly existing and in good standing under the laws of the State of Illinois ("Union Corporation"). Union Corporation has full power and authority, corporate or otherwise, to carry on its business as it is now being conducted and to own or hold under lease the properties and assets it owns or holds under lease. Except as set forth on Schedule 5.3 of the Union Book of Schedules, Union Corporation owns no voting stock or equity securities of any corporation, association, partnership or other entity.

     (d) UnionData Corp., Inc. is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware ("UnionData"). UnionData has full power and authority, corporate or otherwise, to carry on its business as it is now being conducted and to own or hold under lease the properties and assets it owns or holds under lease. Except as set forth on Schedule 5.3 of the Union Book of Schedules, UnionData owns no voting stock or equity securities of any corporation, association, partnership or other entity.

     SECTION 10.4 UNION SUBSIDIARIES' CAPITALIZATION. (a) The authorized capital stock of UnionBank consists, and at the Effective Time will consist, of 6,100 shares of common stock, $100 par value per share, all of which shares are issued and outstanding. All of the outstanding shares of capital stock of UnionBank have been duly and validly authorized and issued and are fully paid and nonassessable and owned by Union. There are no options, warrants, rights, calls or commitments of any character relating to any additional shares of the capital stock of UnionBank. No capital stock or other security issued by UnionBank has been issued in violation of, or without compliance with, the rights of shareholders.

     (b) The authorized capital stock of UnionBank/Sandwich consists, and at the Effective Time will consist, of 75,000 shares of common stock, $10 par value per share, all of which shares are issued and outstanding. All of the outstanding shares of capital stock of UnionBank/Sandwich have been duly and validly authorized and issued and are fully paid and nonassessable and owned by Union. There are no options, warrants, rights, calls or commitments of any character relating to any additional shares of the capital stock of UnionBank/Sandwich. No capital stock or other security issued by UnionBank/Sandwich has been issued in violation of, or without compliance with, the rights of shareholders.

     (c) The authorized capital stock of Union Corporation consists, and at the Effective Time will consist, of 10,000 shares of common stock, $100 par value per share, 5,000 of which shares are issued and outstanding. All of the outstanding shares of capital stock of Union Corporation have been duly and validly authorized and issued and are fully paid and nonassessable and owned by Union. There are no options, warrants, rights, calls or commitments of any character relating to any additional shares of stock of Union Corporation. No capital stock or other security issued by Union Corporation has been issued in violation of, or without compliance with, the rights of shareholders.

     (d) The authorized capital stock of UnionData consists, and at the Effective Time will consist, of 3,000 shares of common stock, $1.00 par value per share, all of which shares are issued and outstanding. All of the outstanding shares of stock of UnionData have been duly and validly authorized and issued and are fully paid and nonassessable and owned by Union. There are no options, warrants, rights, calls or commitments of any character relating to any additional shares of the stock of UnionData. No capital stock or other security issued by UnionData has been issued in violation of, or without compliance with, the rights of shareholders.

     SECTION 10.5 AUTHORIZATION. Each of Union and Acquisition Corp has the requisite corporate power and authority to enter into and perform its respective obligations under this Agreement and the execution, delivery and performance of this Agreement by each of Union and Acquisition Corp and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, including, but not limited to, the approval of the sole shareholder of Acquisition Corp. This Agreement constitutes a legal, valid and binding obligation of each of Union and Acquisition Corp enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws and subject to general principles of equity.

     SECTION 10.6 LITIGATION AND REGULATORY MATTERS. Schedule 5.6 of the Union Book of Schedules sets forth a list of all actions, suits or proceedings pending as of the date hereof in which Prairie or any Prairie Subsidiary is a named party. Except as set forth on Schedule 5.6 of the Union Book of Schedules, there is no action, suit, proceeding, claim or formal written protest by any Person or agency, or any investigation or report by any regulatory authority having jurisdiction over Union or any Union Subsidiary or any of its respective assets or businesses which is pending or, to Union's knowledge, threatened against Union or any Union Subsidiary, or any of its respective officers or directors in their capacities as such, or its assets, business or goodwill which would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Union or any of the Union Subsidiaries or which would impair Union's ability to consummate the Merger. Union further represents and warrants that it does not know or have any reason to believe that there is any basis for assertion against it of any material claims based upon the wrongful action or inaction of either Union or any Union Subsidiary, and any of its officers, directors or employees which would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Union or any of the Union Subsidiaries or which would impair Union's ability to consummate the Merger. Neither Union nor any Union Subsidiary is subject to, or in default with respect to, nor are any of its assets subject to, any outstanding judgment, regulatory agreement, injunction, writ, order or decree or any other requirement of any governmental body or court or of any governmental agency or instrumentality which would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Union or any of the Union Subsidiaries.

     SECTION 10.7 INSURANCE. Schedule 5.7 of the Union Book of Schedules lists and briefly describes the policies of insurance (including bankers blanket bond and insurance providing benefits for employees) owned or held by Union or any Union Subsidiary on the date hereof. Each such policy is, and Union will use all reasonable efforts to keep each such policy, in full force and effect (except for any expiring policy which is replaced by coverage at least as extensive) until the Effective Time. All premiums due on such policies have been paid.

     SECTION 10.8 DEFAULTS UNDER AGREEMENTS. Neither Union nor any Union Subsidiary is in default or alleged to be in default, and Union has no knowledge of any event which with notice or lapse of time or both would constitute such a default, under any loan or credit agreement, conditional sales contract or other title retention agreement or security agreement relating to money borrowed by Union or any Union Subsidiary, agreements pursuant to which it leases real or personal property or any other instrument or obligation, which would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Union or any of the Union Subsidiaries. Union has no knowledge of any material default under such instruments by any other party thereto and has no knowledge of any event which with notice or lapse of time or both would constitute such a default.

     SECTION 10.9 FINANCIAL STATEMENTS AND REPORTS. Copies of the following financial statements and reports of Union (the "Union Financial Statements") are set forth in Schedule 5.9 of the Union Book of Schedules:

     (a) Consolidated Balance Sheets and the related Statements of Income, Statements of Changes in Stockholders' Equity and Statements of Cash Flow of Union for the years ended December 31, 1990, 1991, 1992, 1993 and 1994; and

     (b) Reports of Union on Form F.R. Y-9C and F.R. Y-9LP as of the close of business on March 31, June 30, and September 30, 1995;

     (c) the Call Report for each of the Union Subsidiaries required to file such reports at the close of business on March 31, June 30, and September 30, 1995, and December 31, 1992, 1993 and 1994.

     The Union Financial Statements are complete and correct in all material respects and fairly present the consolidated financial position of Union at the dates shown and the results of operations for the periods covered. The Union Financial Statements are complete and correct in all material respects and fairly present the respective financial positions of Union and the Union Subsidiaries at the dates shown and the results of operations for the periods covered. The Union Financial Statements described in clause (a) above are audited statements and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The Union Financial Statements described in clauses (b) and (c) above have been prepared on a basis consistent with past accounting practices and as required by applicable rules or regulations and fairly present the consolidated financial condition and results of operations at the dates and for the periods presented, subject to year-end audit adjustments (which changes in the aggregate would not reasonably be expected to be materially adverse). The Union Financial Statements do not include any material assets or omit to state any material liabilities, absolute or contingent, or other facts, which inclusion or omission would render the Union Financial Statements misleading in any material respect.

     SECTION 10.10 PROPERTIES, CONTRACTS, EMPLOYEE BENEFIT PLANS AND OTHER AGREEMENTS. Schedule 5.10 of the Union Book of Schedules lists or describes the following:

     (a) All real property owned by Union or any Union Subsidiary and the principal buildings and structures located thereon, together with a legal description of such real estate, and each lease of real property to which Union or any Union Subsidiary is a party, identifying the parties thereto, the annual rental payable, the expiration date thereof and a brief description of the property covered;

     (b) All loan and credit agreements, conditional sales contracts or other title retention agreements or security agreements relating to money borrowed by Union or any Union Subsidiary, exclusive of deposit agreements with customers of any of the Union Subsidiaries entered into in the ordinary course of business, agreements for the purchase of federal funds and repurchase agreements;

     (c) All agreements, loans, contracts, leases, guaranties, letters of credit, lines of credit or commitments of Union or any of the Union Subsidiaries not referred to elsewhere in this Section which:

           (i) involve payment by Union or any Union Subsidiary (other than as disbursement of loan proceeds to customers) of more than $25,000;

           (ii) involve payments based on profits of Union or any Union Subsidiary;

           (iii) relate to the future purchase of goods or services in excess of the requirements of its respective business at current levels or for normal operating purposes;

           (iv) were not made in the ordinary course of business; or

           (v) materially affect the business or financial condition of Union or any Union Subsidiary;

     (d) All profit sharing, group insurance, hospitalization, stock option, pension, retirement, bonus, deferred compensation, stock bonus, stock purchase or other employee welfare or benefit agreements, plans or arrangements established, maintained, sponsored or undertaken by Union or any Union Subsidiary for the benefit of its respective officers, directors or employees, including each trust or other agreement with any custodian or any trustee for funds held under any such agreement, plan or arrangement (collectively, the "Union Employee Benefit Plans"), and, in respect to any of them, the latest reports or forms, if any, filed with the Department of Labor and Pension Benefit Guaranty Corporation under ERISA, any current financial or actuarial reports and any currently effective IRS private rulings or determination letters obtained by or for the benefit of Union or any Union Subsidiary;

     (e) All leases or licenses with respect to personal property, whether as lessee or licensee, with annual rental or other payments due thereunder in excess of $12,000;

     (f) All employment and consulting contracts (except for ordinary oral employment contracts with employees of Union or any Union Subsidiary creating at will employment relationships); and

     (g) The name and current annual salary of each director, officer or employee of Union or any Union Subsidiary, and the profit sharing, bonus or other form of compensation (other than salary) paid or payable by Union , any Union Subsidiary or a combination of both to or for the benefit of each such person in question for the year ending December 31, 1994, and any employment agreement or arrangement with respect to each such person.

     Copies of each document, plan or contract listed and described in Schedule
5.10 of the Union Book of Schedules are appended to such Schedule and included in the Union Book of Schedules.

     SECTION 10.11 CERTIFICATE, ARTICLES OF INCORPORATION AND BYLAWS. The copies of the certificate of incorporation and all amendments thereto of Union, the articles of incorporation of Acquisition Corp and all amendments thereto and the bylaws of Union and Acquisition Corp, as amended to date, are complete and correct and set forth in Schedule 5.11 of the Union Book of Schedules.

     SECTION 10.12 DISCLOSURES. No representation or warranty made herein by Union contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein under the circumstances under which they were made not misleading. Except as and to the extent reflected or reserved against in Union's audited financial statements for the year ended December 31, 1994, and the Call Reports for the quarter ended September 30, 1995 for each of the Union Subsidiaries, or the Subsequent Union Financial Statements (as defined below), neither Union nor any Union Subsidiary has, and with respect to the Subsequent Union Financial Statements will not have, any liabilities or obligations, of any nature, secured or unsecured, (whether accrued, absolute, contingent or otherwise) including, without limitation, any tax liabilities due or to become due, which would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Union or any of the Union Subsidiaries.

     SECTION 10.13 EFFECT OF AGREEMENT. The execution, delivery and performance of this Agreement by Union and the consummation by it of the transactions contemplated hereby do not: (a) require the consent, waiver, order, registration, qualification, approval, license or authorization of any Person, court, regulatory authority or other governmental body, other than any consent already obtained and as may be required in connection or in compliance with the provisions of the Illinois BCA, the BHCA and the Illinois Banking Act;
(b) violate, with or without the giving of notice or the passage of time or both, in any material respect any provision of law applicable to Union; (c) except as disclosed in the Union Book of Schedules, conflict with or result in a breach of any terms of Union's certificate of incorporation or bylaws or any material mortgage, deed of trust, license, indenture or other material agreement or instrument, or any order, judgment, decree, statute, regulation or other restriction of any kind or character, to which Union or any Union Subsidiary is a party or by which Union or any Union Subsidiary or any of its respective assets may be bound; (d) give to others any right to accelerate or terminate, or result in acceleration or termination of, any such material agreement or instrument; (e) result in termination of any provision of any such material agreement or instrument; or (f) result in the creation of any lien, charge or encumbrance upon any of the property or assets of Union or any Union Subsidiary.

     SECTION 10.14 BOOKS AND RECORDS. The books and records of Union and the Union Subsidiaries are in all material respects complete and correct and accurately reflect the basis for the respective financial condition and results of operations of Union and the Union Subsidiaries set forth in the Union Financial Statements.

     SECTION 10.15 COMPLIANCE WITH APPLICABLE LAW. Each of Union and the Union Subsidiaries holds all licenses, certificates, permits, franchises and rights from all appropriate federal, state or other public authorities necessary for the conduct of its respective business and where failure to do so would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Union or any of the Union Subsidiaries. Each of Union and the Union Subsidiaries has complied in all material respects with all applicable federal, state and local statutes, ordinances, regulations, rules or requirements, and neither Union nor any Union Subsidiary is presently charged with, or to the knowledge of Union, under governmental investigation with respect to, any actual or alleged material violations of any statute, ordinance, regulation or rule.

     SECTION 10.16 INTERIM EVENTS. Except as disclosed on Schedule 5.16 of the Union Book of Schedules and as otherwise permitted hereunder, since December 31, 1994, neither Union nor any of the Union Subsidiaries has:

     (a) Suffered any changes having a material adverse effect on the financial condition, assets or business of Union or any of the Union Subsidiaries, or in the operation or conduct of their respective businesses;

     (b) Suffered any material damage, destruction or loss to any of its respective properties whether covered by insurance or not;

     (c) Declared any dividend or other distribution with respect to its stock, repurchased or redeemed shares of its stock, issued any shares of its stock or sold or agreed to issue or sell any of its stock or any right to purchase or acquire any such stock or any security convertible into such stock or taken any action to reclassify, recapitalize or split up its stock or issued any stock appreciation rights;

     (d) Granted or agreed to grant any increase in benefits payable or to become payable under any Union Employee Benefit Plan;

     (e) Cancelled or compromised any debt or claim other than in the ordinary course of business;

     (f) Entered into any transaction, contract or commitment other than in the ordinary course of business;

     (g) Incurred any obligation or liability (fixed or contingent) other than obligations and liabilities incurred in the ordinary course of its respective business;

     (h) Mortgaged, pledged or subjected to a lien, security interest or other encumbrance any of its assets except to tax and other liens which arise by operation of law and with respect to which payment is not past due and except for pledges or liens: (i) required to be granted in connection with the acceptance by any of the Union Subsidiaries of government deposits; (ii) granted in connection with repurchase or reverse repurchase agreements; or
(iii) otherwise incurred in the ordinary course of the conduct of its respective business;

     (i) Conducted its respective business in any manner other than substantially as it was being conducted prior to such time;

     (j) Leased, sold or otherwise disposed of any of its assets except in the ordinary course of business or leased, purchased or otherwise acquired from third parties any assets except in the ordinary course of business;

     (k) Except for the transactions contemplated by this Agreement, merged, consolidated or agreed to merge or consolidate with or into any other Person, or acquired or agreed to acquire any stock, equity interest or business of any other Person;

     (l) Agreed to enter into any transaction for the borrowing or loaning of monies, other than in the ordinary course of business; or

     (m) Increased the salary of any officer or the compensation or fees payable to any director, except for normal increases in the ordinary course of business or in accordance with any Union Employee Benefit Plan, or entered into any employment contract with any officer or salaried employee or installed any employee welfare, stock option, profit sharing or other similar plan or arrangement.

     SECTION 10.17 TAXES. Each of Union and the Union Subsidiaries has filed with the appropriate governmental agencies all federal, state and local income, franchise, excise, sales, use, real and personal property and other tax returns and reports required to be filed by it. Except as set forth on Schedule 5.17 of the Union Book of Schedules, neither Union nor any Union Subsidiary is: (a) delinquent in the payment of any taxes shown on such returns or reports or on any assessments received by it for such taxes; (b) aware of any pending or threatened examination for income taxes for any year by the IRS or any state tax agency; (c) subject to any agreement extending the period for assessment or collection of any federal or state tax; or (d) a party to any action or proceeding nor has any claim been asserted against it by any governmental authority for assessment or collection of taxes. None of the tax liabilities of Union or any Union Subsidiary has ever been audited by the IRS or any state tax agency for any period since January 1, 1992. Neither Union nor any Union Subsidiary is, to the knowledge of Union, a party to any threatened action or proceeding by any governmental authority for assessment or collection of taxes. The reserve for taxes in the audited financial statements of Union for the year ended December 31, 1994, is adequate to cover all of the tax liabilities of Union and the Union Subsidiaries (including, without limitation, income taxes and franchise fees) that may become payable in future years in respect to any transactions consummated prior to December 31, 1994. Neither Union nor any Union Subsidiary has and, to the best of Union's knowledge, will not have any liability for taxes of any nature for or in respect of the operation of its business or ownership of its assets from December 31, 1994, up to and including the Effective Time, except to the extent reflected on the audited Union Financial Statements for the year ended December 31, 1994, and each of the Union Subsidiaries' Call Reports, or on the Subsequent Union Financial Statements or otherwise reflected in the books and records of Union and the Union Subsidiaries for the period following its then most recent of the Subsequent Union Financial Statements.

     SECTION 10.18 UNION EMPLOYEE BENEFIT PLANS.  Except as set forth on
Schedule 5.18 of the Union Book of Schedules, neither Union nor any Union Subsidiary has any other Union Employee Benefit Plans, collective bargaining agreements, contracts or arrangements under which pensions, deferred compensation or other retirement benefits are being paid or may become payable respectively by Union or any Union Subsidiary.

     SECTION 10.19 COMPLIANCE WITH ERISA. Except as set forth in Schedule 5.19 of the Union Book of Schedules, all employee benefit plans (as defined in Section 3(3) of ERISA) established or maintained by Union or any Union Subsidiary, or to which Union or any Union Subsidiary contributes, are in compliance in all material respects with all applicable requirements of ERISA, and are in compliance in all material respects with all applicable requirements (including qualification and non-discrimination requirements in effect as of the Effective Time) of the Code for obtaining the tax benefits the Code thereupon permits with respect to such employee benefit plans. For purposes of this Section, non-compliance with the Code and ERISA is material if such non-compliance would reasonably be expected to have a material adverse effect on the financial condition, assets or business of Union or any of the Union Subsidiaries. No such employee benefit plan has, or as of the Effective Time will have, any amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA) for which Union or any Union Subsidiary would be liable to any Person under Title IV of ERISA if any such employee benefit plan were terminated as of the Effective Time, which amounts would be material to Union or any Union Subsidiary. Such employee benefit plans are funded in accordance with Section 412 of the Code (if applicable). There would be no obligations which would be material to Union or any of the Union Subsidiaries under Title IV of ERISA relating to any such employee benefit plan that is a multi-employer plan if any such plan were terminated or if Union or any of the Union Subsidiaries withdrew from any such plan as of the Effective Time.

     SECTION 10.20 COMPLIANCE WITH ENVIRONMENTAL LAWS. Each of Union and the Union Subsidiaries has conducted its respective business in material compliance with all Environmental Laws. There are no pending or, to the knowledge of Union, threatened actions or proceedings by any local municipality, sewerage district or other governmental entity against Union or any Union Subsidiary with respect to the Environmental Laws and, to the knowledge of Union, there is no basis or grounds for any such action or proceeding. Except as set forth on
Schedule 5.20 of the Union Book of Schedules, no environmental clearances or other governmental approvals are required for the conduct of the business of Union or any Union Subsidiary or the consummation of the transactions contemplated hereby. To the best knowledge and belief of management of Union, neither Union nor any Union Subsidiary is the owner of any interest in real estate on which any substances have been used, stored, deposited, treated, recycled or disposed of, which substances if known to be present on, at or under such property, would require clean-up, removal or some other remedial action under any Environmental Laws.

     SECTION 10.21 BROKERAGE COMMISSIONS. All negotiations relating to this Agreement and the transactions contemplated herein and therein have been and will be carried on by Union directly with Prairie, its counsel, accountants and other representatives in such a manner that no actions of Union or any Union Subsidiary or any of its respective officers, agents or representatives shall give rise to any claim against Union or Prairie or any of its respective Affiliates for any brokerage commission, finder's fee, investment advisor's fee or other like payment, except that Union has agreed to make payment to Hoefer & Arnett Incorporated, Austin, Texas, for services rendered as financial advisor to Union in connection with the transactions contemplated hereby.

     SECTION 10.22 LOAN LOSS RESERVE. The reserve for possible loan and lease losses shown on the September 30, 1995, Call Report of each of the Union Subsidiaries is adequate in all material respects under the requirements of generally accepted accounting principles to provide for possible losses, net of recoveries relating to loans previously charged off, on loans outstanding (including, without limitation, accrued interest receivable) as of September 30, 1995, for such Union Subsidiary. Except as set forth in Schedule 5.22, the aggregate loan balances of each of the Union Subsidiaries at such date in excess of such reserves are, to the knowledge and belief of Union, and based on past loan loss experience, collectible in accordance with their terms.

     SECTION 10.23 REGULATORY FILINGS. Each of Union and the Union Subsidiaries has filed in a timely manner all required filings with all proper regulatory authorities, including, but not limited to: (a) the Federal Reserve; (b) the OCC; (c) the FDIC; (d) the Commissioner; and (e) the Secretary of State of the State of Illinois. To the knowledge of Union, all such filings were accurate and complete in all material respects as of the dates of the filings, and no such filing has made any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

     SECTION 10.24 TRUST ADMINISTRATION. Each of Union and the Union Subsidiaries has properly administered, in all material respects, all accounts for which it acts as fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulations and common law. To Union's knowledge, none of Union or any Union Subsidiary, or any director, officer or employee of Union or any Union Subsidiary has committed any material breach of trust with respect to any such fiduciary account, and the accounting for each such fiduciary account is true and correct in all material respects and accurately reflect the assets of such fiduciary account.

     SECTION 10.25 APPROVAL DELAYS. To Union's knowledge, Union knows of no reason why the granting of any of the regulatory approvals referred to in
Section 12.2 would be denied or unduly delayed.

     SECTION 10.26 SHARES TO BE ISSUED IN MERGER. The shares of Union Common and Preferred Stock which the shareholders of Prairie will be entitled to receive pursuant to this Agreement upon consummation of the Merger are duly authorized and will, when issued pursuant to this Agreement, be validly issued, fully paid and nonassessable, and will not have been issued in violation of any pre-emptive rights.

     SECTION 10.27 SHAREHOLDER APPROVALS. The record owners of 100% of Acquisition Corp's issued and outstanding voting stock have unanimously approved and authorized this Agreement and the Merger as required by the Illinois BCA.

                                   ARTICLE 11

                              COVENANTS OF PRAIRIE

     From and after the date hereof and until the Effective Time:

     SECTION 11.1 INFORMATION, ACCESS THERETO, CONFIDENTIALITY. (a) Union, its representatives and agents shall, at all times during normal business hours prior to the Closing Date and upon prior reasonable notice, have full and continuing access to the facilities, operations, records and properties of Prairie and the Prairie Subsidiaries. Union, its representatives and agents may, prior to the Closing Date, make or cause to be made such reasonable investigation of the operations, records and properties of Prairie and the Prairie Subsidiaries and of its and their financial and legal condition as Union shall deem necessary or advisable to familiarize itself with such records, properties and other matters; provided, that such access or investigation shall not interfere unnecessarily with the normal operations of Prairie or any of the Prairie Subsidiaries. Upon request, each of Prairie and the Prairie Subsidiaries will furnish Union or its representatives or agents, its attorneys' responses to auditors' requests for information, and such financial and operating data and other information reasonably requested by Union developed by Prairie or any of the Prairie Subsidiaries, its auditors, accountants or attorneys (provided with respect to attorneys, such disclosure would not result in the waiver by Prairie of any claim of attorney-client privilege), and will permit Union, its representatives or agents to discuss such information directly with any individual or firm performing auditing or accounting functions for Prairie or any of the Prairie Subsidiaries, and such auditors and accountants shall be directed to furnish copies of any reports or financial information as developed to Union or its representatives or agents. No investigation by Union shall affect the representations and warranties made by Prairie.

This Section shall not require the disclosure of any information the disclosure of which to Union would be prohibited by law.

     (b) Any confidential information or trade secrets received by Prairie, its employees or agents in the course of the examination described in Section 7.1 shall be treated confidentially, and any correspondence, memoranda, records, copies, documents and electronic or other media of any kind containing either such confidential information, or trade secrets or both shall be destroyed by Prairie or, at Union's request, returned to Union in the event this Agreement is terminated as provided in Section 13.1. Such information shall not be used by Prairie or its agents to the detriment of Union or any Union Subsidiary.

     SECTION 11.2 CARRY ON IN REGULAR COURSE. Each of Prairie and the Prairie Subsidiaries shall carry on its business in substantially in the same manner as is presently being conducted and shall not make or institute any unusual or material change in its methods of doing business without the prior written consent of Union. Prairie shall, and shall also cause each of the Prairie Subsidiaries to, unless otherwise consented to in writing in advance by Union:

     (a) Enter into loan transactions only in accordance with past practices and its respective loan policy, and in that connection, Prairie will, from the date hereof to the Effective Time:

            (i) apprise Union of all new credits or new lending relationships approved in excess of $75,000 to any Person or Persons and his, her or their Affiliates; and

            (ii) not enter into any new credit or new lending
                 relationships in excess of $150,000 to any Person or Persons and his, her or their Affiliates; and

            (iii) other than incident to a reasonable loan
                 restructuring, extend additional credit to any Person or Persons and his, her or their Affiliates if such Person or such Affiliate is the obligor under any indebtedness to any of the Prairie Banks which constitutes a non-performing loan or against any part of such indebtedness any of the Prairie Banks has established loss reserves or any part of which has been charged-off by any of the Prairie Banks;

     (b) Maintain all of its assets necessary for the conduct of its business in good operating condition and repair, consistent with past practice, reasonable wear and tear and damage by fire or unavoidable casualty excepted, and maintain policies of insurance upon its assets and with respect to the conduct of its business in amounts and kinds comparable to that in effect on the date hereof and pay all premiums on such policies when due;

     (c) Use all reasonable efforts to preserve its present business organization intact, keep available the services of its present officers and employees and preserve its present relationships with Persons having business dealings with it, and in connection therewith, permit representatives of Union no earlier than the date of acceptance for filing of the application filed by Union with the Federal Reserve requesting prior approval of the Merger:

            (i) to participate in meetings or discussions with such officers and employees of Prairie and any Prairie Subsidiary in connection with employment opportunities with Union and the Surviving Corporation after the Effective Time, provided, that Union has first discussed its intent to participate or hold such discussions with the President of the appropriate Prairie Subsidiary; and

            (ii) to contact Persons having dealings with Prairie
                 or any Prairie Subsidiary for the purpose of informing such Persons of the progress of the Merger and the services to be offered by Union and the Surviving Corporation after the Effective Time, provided, that Union has first discussed its intent to make such contacts with the President of the appropriate Prairie Subsidiary and Mr. Robert Davidson;

     (d) Maintain its books, accounts and records in the usual, regular and ordinary manner, on a basis consistent with prior years and comply in all material respects with all laws and regulations applicable to it and to the conduct of its business;

     (e) Make no amendment to its articles of incorporation, articles of association, charter or bylaws and enter into no merger or consolidation with, or sale of a significant portion of its assets to, any other Person;

     (f) Make no change in the number of shares of its capital stock issued and outstanding, grant or make no option, warrant, call, right, commitment or any other security or agreement of any character obligating it to issue any shares of its capital stock and issue no other securities or evidences of indebtedness;

     (g) Make no increase in the compensation payable or to become payable by it to any employee except for normal periodic increases, and as may be required, or as is normal and customary based upon past practices over the last three (3) fiscal years, under the terms of any existing Prairie Employee Benefit Plan;

     (h) Except as otherwise permitted by Section 6.10 below, and except for payment of dividends consistent with past practice from the Prairie Subsidiaries to Prairie as necessary to allow Prairie to make any required payments on existing indebtedness and to cover Prairie's ordinary operating expenses, declare or pay no dividend or other distribution with respect to its stock, repurchase or redeem shares of its stock, issue any shares of its stock or agree to issue or sell any of its stock or any right to purchase or acquire any such stock or any security convertible into such stock or taken any action to reclassify, recapitalize or split up its stock or issue any stock appreciation rights;

     (i) Make no investment of a capital nature exceeding $25,000 or aggregate investments of a capital nature exceeding $50,000;

     (j) Make no purchase or sale of securities or other assets for the investment portfolio of Prairie or any of the Prairie Subsidiaries, except in accordance with the investment guidelines set forth in Schedule 6.2 of the Prairie Book of Schedules;

     (k) Except for modifications necessary to comply with any applicable law, rule or regulation, make no change in any Prairie Employee Benefit Plan;

     (l) Cause each of the Prairie Subsidiaries, consistent with each such Prairie Subsidiary's past practices, to maintain a reserve for possible loan and lease losses which is adequate in all material respects under the requirements of generally accepted accounting principles to provide for possible losses, net of recoveries relating to loans previously charged off, on loans outstanding (including, without limitation, accrued interest receivable);

     (m) Not enter into any new material lease, contract or agreement, nor make any material change in any existing material lease, contract or agreement, including, but not limited to, extending the current term of any such lease, contract or agreement through action or inaction; and

     (n) File in a timely manner all required filings with all proper regulatory authorities and cause such filings to be true and correct in all material respects.

     With respect to any written request by Prairie for Union's consent to any non-permitted action of Prairie or any Prairie Subsidiary described in this Section, Prairie shall be entitled to conclusively presume Union has consented to any such action unless Prairie shall have received Union's written objection to such action within five Business Days of the date of Union's receipt of such written request.

     SECTION 11.3 SUBSEQUENT PRAIRIE FINANCIAL STATEMENTS. As soon as available after the date hereof, Prairie will furnish Union copies of the monthly unaudited consolidated balance sheets and profit and loss statements of Prairie prepared for its internal use, Call Reports for each of the Prairie Subsidiaries for each quarterly period completed prior to the Effective Time, and all other financial reports or statements submitted to regulatory authorities after the date hereof, to the extent permitted by law (collectively, the "Subsequent Prairie Financial Statements"). The Subsequent Prairie Financial Statements shall be prepared on a basis consistent with past accounting practices and shall fairly present the financial condition and results of operations for the dates and periods presented. The Subsequent Prairie Financial Statements will not include any material assets or omit to state any material liabilities, absolute or contingent, or other facts, which inclusion or omission would render such financial statements misleading in any material respect.

     SECTION 11.4 ADVICE OF CHANGES. Between the date hereof and the Closing Date, Prairie shall promptly advise Union in writing of any fact which, if existing or known at the date hereof, would have been required to be set forth or disclosed in or pursuant to this Agreement or of any fact which, if existing or known at the date hereof, would have made any of the representations contained herein materially untrue, provided, however, that receipt of notice of such facts after the date of this Agreement shall have no effect on the truth and accuracy of the representations and warranties made in this Agreement as of the date hereof.

     SECTION 11.5 INFORMATION PROVIDED TO UNION. Prairie agrees that none of the information concerning Prairie or any Prairie Subsidiary which is provided or to be provided by Prairie or any Prairie Subsidiary to Union for inclusion or which is included in any documents to be filed with any governmental authority in connection with the transactions contemplated by this Agreement will, at the respective times such documents are filed, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, Prairie shall have no responsibility for the truth or accuracy of any information with respect to Union or the Union Subsidiaries or any of their affiliates or associates contained in any such filings.

     SECTION 11.6 PRAIRIE SUBSIDIARIES' MINORITY STOCK. After the execution of this Agreement, Prairie acknowledges that Union intends to offer to buy all of the shares of the capital stock of any of the Prairie Subsidiaries not currently owned by Prairie (the "Prairie Subsidiaries' Minority Stock"). Prairie agrees to use all reasonable efforts, and to cause each of the directors and officers of Prairie and the Prairie Subsidiaries to use all his or her reasonable efforts, to assist Union in acquiring all of the Prairie Subsidiaries' Minority Stock or in entering into binding agreements to acquire the Prairie Subsidiaries' Minority Stock on or after the Closing under this Agreement. Union agrees not to contact any of the holders of the Prairie Subsidiaries' Minority Stock concerning Union's offer to buy such stock, except with the concurrence and participation of Mr. Robert Davidson.

     SECTION 11.7 TITLE TO REAL ESTATE. Within 90 days of the date of this Agreement, Prairie shall obtain and deliver to Union, with respect to all real estate owned by Prairie or any of the Prairie Subsidiaries, an owner's preliminary report of title covering a date subsequent to the date hereof, issued by Chicago Title Insurance Company or such other title insurance company as is acceptable to Buyer, which preliminary report shall contain a commitment of such title insurance company to issue an ALTA owner's title insurance policy insuring the fee simple title of Union, the Surviving Corporation or one of the Prairie Subsidiaries in such real estate in an amount to be determined, subject only to: (a) public utility easements; (b) private easements, covenants and restrictions which do not,in the reasonable judgment of Union, adversely impair Prairie's or the respective Prairie Subsidiary's ability to use, or the value of, the property; and (c) liens of current state and local property taxes which are not delinquent or subject to penalty.

     SECTION 11.8 ENVIRONMENTAL MATTERS. Union may in its discretion, prior to the Closing, retain at its own expense an independent professional consultant to perform an environmental site assessment and render to Union a report (an "Environmental Report") to determine if any real property in which Prairie, or any of the Prairie Subsidiaries, holds any interest contains or gives evidence that any violations of Environmental Laws have occurred on any such property. Neither Union nor its independent professional consultant shall enter upon any such real property in which Prairie or any Prairie Subsidiary holds only a mortgagee's interest without the prior permission of Prairie and the Person in possession thereof. Prairie shall not withhold such permission unreasonably, and shall use all reasonable efforts to obtain such permission for Union from the Person in possession of any such mortgaged real property for which Union desires its independent professional consultant to conduct a site assessment. Union shall have no duty to act upon any information produced by such reviews or investigations with or for the benefit of Prairie, any Prairie Subsidiary or any other Person, but shall provide such information to Prairie as soon as practicable after such information becomes available to Union. Union shall be responsible for and cause the repair of any property that is damaged by the environmental testing described in this Section.

     SECTION 11.9 OTHER OFFERS. None of Prairie, any Prairie Subsidiary or any Affiliate of Prairie or any of its respective directors, officers, employees, representatives or agents, shall, directly or indirectly, make, encourage, facilitate, solicit, assist or initiate any inquiry or proposal, or participate in any negotiations with, or provide any information to, any corporation, partnership, agent, attorney, financial advisor, Person or other entity or group (other than Union, Acquisition Corp, an Affiliate of Union or Acquisition Corp or an officer, employee or other authorized representative of Union, Acquisition Corp or such Affiliate) relating to any liquidation, dissolution, recapitalization, merger or consolidation of Prairie or any Prairie Subsidiary; sale of a significant amount of assets of Prairie or any Prairie Subsidiary; purchase or sale of shares of capital stock of Prairie or any Prairie Subsidiary; or any similar transactions involving Prairie or any Prairie Subsidiary, other than the transactions contemplated by this Agreement. Upon execution of this Agreement, Prairie shall immediately cease and cause to be terminated any and all such current contacts and negotiations with respect to any such transaction.
Prairie shall immediately inform Union of any inquiry, proposal or request for information (including the terms thereof and the Person making such inquiry) which it may receive in respect of such a transaction.

     SECTION 11.10 DIVIDENDS. Between the date of this Agreement and the Effective Time, Prairie may continue to declare and pay to the holders of each currently outstanding series or class of Prairie Preferred Stock the normal quarterly cash dividend required by the terms of such Prairie Preferred Stock, as set forth in the appropriate certificate of designation, and shall declare, pay or make no other dividend or other distribution or payment in respect of, or redemption of, shares of Prairie Common or Preferred Stock, provided, however, that Prairie shall pay or make no such dividend or other distribution or payment in the quarter in which the Effective Time shall occur and in which the holders of Prairie Preferred Stock are entitled to receive regular quarterly dividends on the Union Common and Preferred Stock received as a result of the Merger. It is the intent of this Section to provide that holders of Prairie Preferred Stock who are expected to receive shares of Union Common Stock pursuant to the Merger, will receive either payment of dividends on their shares of Prairie Preferred Stock as permitted under this Section or the payment of cash dividends as the holders of shares of Union Common and Preferred Stock for the calendar quarter during which the Effective Time shall occur, but will not receive and will not become entitled to receive for the same period during any calendar quarter both the payment of a permitted dividend as the holder of Prairie Preferred Stock and the payment of a cash dividend as the holders of either Union Common or Union Preferred Stock. If Prairie does not declare and pay permitted dividends on its Prairie Preferred Stock in a particular calendar quarter because of Prairie's reasonable expectation that the Effective Time would occur in such quarter wherein the holders of Prairie Preferred Stock would become entitled to receive cash dividends for such calendar quarter on the shares of Union Common or Union Preferred Stock, and the Effective Time does not in fact occur in said calendar quarter, then, as a result thereof, Prairie shall be entitled to declare and pay a permitted dividend on said shares of Prairie Preferred Stock for said calendar quarter as soon as reasonably practicable.

     SECTION 11.11 ADDITIONAL UNION ACQUISITIONS. Prairie acknowledges that Union is currently in negotiations with respect to other possible acquisitions and business combinations, and notwithstanding anything contained herein to the contrary, Prairie agrees that nothing contained herein is intended to or shall prevent Union from continuing such negotiations, commencing any other similar negotiations or taking any such actions that may be necessary to consummate any such other acquisitions or business combinations so long as the same do not prevent Union from consummating the Merger.

     SECTION 11.12 ACCOUNTING AND OTHER ADJUSTMENTS. Prairie agrees that it shall, and shall cause any of the Prairie Subsidiaries, to: (a) make any accounting adjustments or entries to its books of account and other financial records; (b) make additional contributions to any allowance for loan and lease losses; (c) sell or transfer any investment securities held by it; (d) charge-off any loan or lease; (e) create any new reserve account or make additional contributions to any other existing reserve account; (f) make changes in any accounting method; (g) accelerate, defer or accrue any anticipated obligation, expense or income item; and (h) make any other adjustments which would affect the financial reporting of Union, on a consolidated basis after the Closing, in any case as Union shall request, provided, however, that neither Prairie nor any Prairie Subsidiary shall be obligated to take any such requested action until immediately prior to the Closing and at such time as Prairie shall have received reasonable assurances that all conditions precedent to Prairie's obligations under this Agreement (except for the completion of actions to be taken at the Closing) have been satisfied.

                                   ARTICLE 12

                               COVENANTS OF UNION

     Union hereby covenants and agrees with Prairie as follows:

     SECTION 12.1 INFORMATION, ACCESS THERETO, CONFIDENTIALITY. (a) Prairie, its representatives and agents shall, at all times during normal business hours prior to the Closing Date and upon prior reasonable notice, have full and continuing access to the facilities, operations, records and properties of Union and the Union Subsidiaries.

Prairie, its representatives and agents may, prior to the Closing Date, make or cause to be made such reasonable investigation of the operations, records and properties of Union and the Union Subsidiaries and of its and their financial and legal condition as Prairie shall deem necessary or advisable to familiarize itself with such records, properties and other matters; provided, that such access or investigation shall not interfere unnecessarily with the normal operations of Union or the Union Subsidiaries. Upon request, Union and the Union Subsidiaries will furnish Prairie or its representatives or agents, its attorneys' responses to auditors' requests for information, and such financial and operating data and other information reasonably requested by Prairie developed by Union or the Union Subsidiaries, its auditors, accountants or attorneys (provided with respect to attorneys, such disclosure would not result in the waiver by Union of any claim of attorney-client privilege), and will permit Prairie, its representatives or agents to discuss such information directly with any individual or firm performing auditing or accounting functions for Union or the Union Subsidiaries, and such auditors and accountants shall be directed to furnish copies of any reports or financial information as developed to Prairie or its representatives or agents. No investigation by Prairie shall affect the representations and warranties made by Union or Acquisition Corp. This Section shall not require the disclosure of any information the disclosure of which to Prairie would be prohibited by law.

     (b) Any confidential information or trade secrets received by Union, Acquisition Corp or their employees or agents in the course of the examination described in Section 6.1 shall be treated confidentially, and any correspondence, memoranda, records, copies, documents and electronic or other media of any kind containing either such confidential information, or trade secrets or both shall be destroyed by Union or, at Prairie's request, returned to Prairie in the event this Agreement is terminated as provided in Section
13.1. Such information shall not be used by Union, Acquisition Corp or its agents to the detriment of Prairie or any Prairie Subsidiary.

     SECTION 12.2 CONDUCT OF BUSINESS; CERTAIN COVENANTS. From and after the execution and delivery of this Agreement and until the Effective Time, Union will:

     (a) conduct its business and operate only in accordance with sound banking and business practices and in a manner consistent with past practices; and

     (b) remain in good standing and file all required reports with all applicable regulatory authorities.

     SECTION 12.3 SUBSEQUENT UNION FINANCIAL STATEMENTS. As soon as available after the date hereof, Union will furnish Prairie copies of its audited and unaudited Consolidated Balance Sheets and the related Consolidated Statements of Income, Consolidated Statements of Changes in Stockholders' Equity and Consolidated Statements of Cash Flow for each annual and quarterly period subsequent to December 31, 1994, completed prior to the Effective Time, and all other financial reports or statements submitted to regulatory authorities after the date hereof, to the extent permitted by law (collectively, the "Subsequent Union Financial Statements"). The Subsequent Union Financial Statements shall be prepared on a basis consistent with past accounting practices and shall fairly present the financial condition and results of operations for the dates and periods presented. The Union Financial Statements will not include any material assets or omit to state any material liabilities, absolute or contingent, or other facts, which inclusion or omission would render such financial statements misleading in any material respect.

     SECTION 12.4 ADVICE OF CHANGES. Between the date hereof and the Closing Date, Union shall promptly advise Prairie in writing of any fact which, if existing or known at the date hereof, would have been required to be set forth or disclosed in or pursuant to this Agreement or of any fact which, if existing or known at the date hereof, would have made any of the representations contained herein materially untrue, provided, however, that receipt of notice of such facts after the date of this Agreement shall have no effect on the truth and accuracy of the representations and warranties made in this Agreement as of the date hereof.

     SECTION 12.5 INFORMATION PROVIDED TO PRAIRIE. Union agrees that none of the information concerning Union or any Union Subsidiary which is provided or to be provided by Union or any Union Subsidiary to Prairie or for inclusion in any documents to be filed with any governmental authority in connection with the transactions contemplated by this Agreement will, at the respective times such documents are filed, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not misleading or. Notwithstanding the foregoing, Union shall have no responsibility for the truth or accuracy of any information with respect to Prairie or the Prairie Subsidiaries or any of their affiliates or associates contained in any such filings.

     SECTION 12.6 ADDITION OF DIRECTORS AND OFFICER. As soon as practicable after the Effective Time, but no later than 30 days, Union shall take such steps as may be necessary to add Messrs. Scott Sullivan and Robert Doty to the board of directors of Union, and to appoint Mr. Robert Davidson, currently an officer of Prairie, as an officer of Union or a Union Subsidiary. At any time prior to the termination of the Standstill Agreement, if while serving as a director of Union either of Messrs. Sullivan or Doty dies or resigns as a director, the other shall designate as soon as practicable thereafter a successor to such deceased or resigning director, or in the absence of such designation, Messrs. Whalen and McDonnell shall have the right exercisable as soon as practicable to designate such successor, provided, however, that any person naming such successor or successors shall have first consulted with the remaining members of Union's board with respect to any such successor and that a majority of such remaining members shall have consented to such successor, which consent shall not be unreasonably withheld. After the completion of such procedures, Union agrees to take such steps as may be necessary to add such successor to fill any vacancy on Union's board arising as a result of such death or resignation.

     SECTION 12.7 EMPLOYEE BENEFITS. Union agrees to make available as soon as practicable after the Effective Time to the employees of Prairie and the Prairie Subsidiaries, so long as such persons continue to hold positions as officers or employees with Prairie, any of the Prairie Subsidiaries, Union or any of the Union Subsidiaries, the same employee benefits on substantially the same terms and conditions that Union may make available to its own employees or those of the Union Subsidiaries, and the employees of Prairie and the Prairie Subsidiaries shall be given credit for prior service with Prairie or any of the Prairie Subsidiaries for purposes of crediting periods of service for eligibility and vesting of all such employee benefits offered by Union, including, but not limited to health care and life insurance, pension and retirement benefits and vacation and sick pay, except, however, that each such employee of Prairie or any Prairie Subsidiary shall be treated for purposes of Union's employee stock ownership plan as a new employee who has commenced service with Union immediately after the Effective Time.

     SECTION 12.8 ENVIRONMENTAL MATTERS. Prairie may in its discretion, prior to the Closing, retain at its own expense an independent professional consultant to perform an environmental site assessment and render to Prairie an Environmental Report to determine if any real property in which Union, or any of the Union Subsidiaries, holds any interest contains or gives evidence that any violations of Environmental Laws have occurred on any such property. Neither Prairie nor its independent professional consultant shall enter upon any such real property in which Union or any Union Subsidiary holds only a mortgagee's interest without the prior permission of Union and the Person in possession thereof. Union shall not withhold such permission unreasonably, and shall use all reasonable efforts to obtain such permission for Prairie from the Person in possession of any such mortgaged real property for which Prairie desires its independent professional consultant to conduct a site assessment. Prairie shall have no duty to act upon any information produced by such reviews or investigations with or for the benefit of Union, any Union Subsidiary or any other Person, but shall provide such information to Union as soon as practicable after such information becomes available to Prairie. Prairie shall be responsible for and cause the repair of any property that is damaged by the environmental testing described in this Section.

     SECTION 12.9 OTHER OFFERS. None of Union, any Union Subsidiary or any Affiliate of Union or any of its respective directors, officers, employees, representatives or agents, shall, directly or indirectly, make, encourage, facilitate, solicit, assist or initiate any inquiry or proposal, or participate in any negotiations with, or provide any information to, any corporation, partnership, agent, attorney, financial advisor, Person or other entity or group (other than Prairie, Acquisition Corp, an Affiliate of Prairie or Acquisition Corp or an officer, employee or other authorized representative of Prairie, Acquisition Corp or such Affiliate) relating to any liquidation, dissolution or recapitalization of Union or any Union Subsidiary; any merger or consolidation of Union or any Union Subsidiary where Union or such Union Subsidiary is not the resulting entity; sale of a significant amount of assets of Union or any Union Subsidiary; or any similar transactions involving Union or any Union Subsidiary, other than the transactions contemplated by this Agreement, provided, however, that nothing contained in this Section shall be deemed to prohibit the solicitation, negotiation or consummation of any acquisition or purchase by Union for cash or securities of any bank or thrift holding company, bank, thrift or other insured depository institution. Upon execution of this Agreement, Union shall immediately cease and cause to be terminated any and all such contacts and negotiations with respect to any such prohibited transaction. Union shall immediately inform Prairie of any inquiry, proposal or request for information (including the terms thereof and the Person making such inquiry) which it may receive in respect of any transaction prohibited by this Section.

     SECTION 12.10 DIVIDENDS. Between the date of this Agreement and the Effective Time, Union may continue to declare and pay to the holders of Union Common Stock a quarterly cash dividend of $0.10 per share, and shall declare, pay or make no other dividend (other than a dividend payable solely in Union Common Stock) or other distribution or payment in respect of, or redemption of, shares of Union Common Stock.

     SECTION 12.11 PURCHASE OF PRAIRIE ASSETS. On or prior to the Closing, Union agrees to permit any of Prairie's shareholders to purchase from Prairie any policies of life insurance insuring such shareholder's life, provided that any such purchase is made for cash and the purchase price of any policy is not less than the greater of such policy's cash surrender value or the book value of such policy, as shown on Prairie's books and records, immediately prior to such purchase.
                                   ARTICLE 13

                      ADDITIONAL COVENANTS OF BOTH PARTIES

     SECTION 13.1 COOPERATION. Each of Prairie, the Prairie Subsidiaries, Union and Acquisition Corp will fully and promptly cooperate with each other and their respective counsel and accountants in connection with any steps to be taken as part of their obligations under this Agreement.

     SECTION 13.2 EXPENSES. Except as otherwise provided herein, all costs and expenses incurred by a party hereto shall be borne by such party, including the fees of their respective accountants and attorneys.

     SECTION 13.3 PUBLICITY. Prior to the Effective Time, the parties hereto will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such public statement without the prior consent of the other parties, except as may be required by law.

                                   ARTICLE 14

                      CONDITIONS PRECEDENT TO OBLIGATIONS
                         OF UNION AND ACQUISITION CORP

     The obligations of Union and Acquisition Corp under this Agreement are subject, unless waived by Union or Acquisition Corp, to the satisfaction of the following conditions on or prior to the Effective Time:

     SECTION 14.1 REPRESENTATIONS AND WARRANTIES TRUE AT EFFECTIVE TIME. The representations and warranties made by Prairie in this Agreement shall be true and correct on and as of the Effective Time with the same effect as though such representations and warranties had been made or given on and as of the Effective Time, except for changes contemplated by this Agreement, and except also for representations and warranties as of a specified time other than the Effective Time, which shall be true and correct in all material respects at such specified time. Prairie shall have delivered to Union a certificate of its president or any vice president to the same effect.

     SECTION 14.2 COMPLIANCE WITH AGREEMENT. Prairie shall have made all the deliveries set forth in Section 2.7 and performed and complied with all of its other obligations under this Agreement which are to be performed or complied with prior to or at the Effective Time and Prairie shall have delivered to Union a certificate of its president or any vice president to the same effect.

     SECTION 14.3 PROCEEDINGS AND DOCUMENTS SATISFACTORY. All proceedings, corporate or other, to be taken by Prairie in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to counsel for Union, and Prairie shall have made available to Union for examination the originals or true and correct copies of all records and documents relating to the business and affairs of Prairie and the Prairie Subsidiaries which Union may reasonably request in connection with said transactions.

     SECTION 14.4 STATUTORY REQUIREMENTS. This Agreement shall have been duly and validly authorized by the board of directors and the shareholders of Prairie. Such shareholder approval shall have been obtained in conformity with all applicable laws at a meeting of shareholders for which proxies are solicited in compliance with applicable laws and requirements or by the unanimous written consent of all of Prairie's shareholders.

     SECTION 14.5 REGULATORY APPROVALS. Union shall have received any and all required approvals from the Federal Reserve, the OCC, the Commissioner, the FDIC and any other necessary governmental authority for the consummation of the transactions contemplated hereby.

     SECTION 14.6 ACCURACY OF FINANCIAL STATEMENTS. The Prairie Financial Statements and the Subsequent Prairie Financial Statements, previously or subsequently furnished to Union by Prairie shall not be inaccurate in any material respect.

     SECTION 14.7 ABSENCE OF CERTAIN CHANGES OR EVENTS. From the date hereof to the Effective Time, there shall be and have been no material adverse change in the consolidated financial condition, assets or business of Prairie or any of the Prairie Subsidiaries.

     SECTION 14.8 LITIGATION. Neither Prairie nor any Prairie Subsidiary shall be made a party to, or to the knowledge of Prairie threatened by, any actions, suits, proceedings, litigation or legal proceedings which, in the reasonable opinion of Union, have or are likely to have a material adverse effect on the financial condition, assets or business of Prairie or any of the Prairie Subsidiaries, and no action, suit, proceeding or claim shall have been instituted, made or threatened by any Person relating to the Merger or the validity or propriety of the transactions contemplated by this Agreement.

     SECTION 14.9 CONSENTS AND APPROVALS. Any consents or approvals required to be secured by either party by the terms of this Agreement or otherwise reasonably necessary in the opinion of Union to consummate the transactions contemplated by this Agreement shall have been obtained and shall be satisfactory to Union.

     SECTION 14.10 TERMINATION OF EMPLOYEE BENEFITS PLANS. Upon Union's written request delivered to Prairie on or prior to the Closing Date, Prairie shall take all steps necessary to terminate or freeze the benefits payable or accruing under, any Prairie Employee Benefit Plan, all on terms reasonably acceptable to Union.

     SECTION 14.11 ENVIRONMENTAL MATTERS. Union shall have been granted the access required by Section 6.8 to any real property in which Prairie or any of the Prairie Subsidiaries owns any interest and for which Union desired its independent professional consultant to prepare an Environmental Report, and the results of any Environmental Report rendered to Union with respect to such real property shall have not disclosed any material violation of any of the Environmental Laws.

     SECTION 14.12 OWNERSHIP INTEREST IN LADD BANK. Union shall have received reasonably satisfactory evidence that immediately after the Effective Time, the Surviving Corporation will own no less than 80% of the issued and outstanding capital stock of the Ladd Bank.

     SECTION 14.13 MINIMUM CAPITAL. The amount of shareholders' equity (but not including any additions or reductions as a result of the application of Statement of Financial Accounting Standards No. 115) of Prairie and each of the Prairie Subsidiaries shall be no less than that shown on the appropriate Prairie Financial Statements as of September 30, 1995.

     SECTION 14.14 VOTING AGREEMENTS. Concurrently with the execution of this Agreement, there shall have been delivered to Union a Voting Agreement in the form attached as Exhibit E signed by holders of 100% of the voting stock of Prairie.

                                   ARTICLE 15

                          CONDITIONS PRECEDENT TO THE
                             OBLIGATIONS OF PRAIRIE

     The obligations of Prairie under this Agreement are subject, unless waived by Prairie, to the satisfaction on or prior to the Effective Time of the following conditions:

     SECTION 15.1 REPRESENTATIONS AND WARRANTIES TRUE AT EFFECTIVE TIME. The representations and warranties made by Union in this Agreement shall be true and correct on and as of the Effective Time with the same effect as though such representations and warranties had been made or given on and as of the Effective Time, except for changes contemplated by this Agreement, and except also for representations and warranties as of a specified time other than the Effective Time, which shall be true and correct in all material respects at such specified time. Union shall have delivered to Prairie a certificate from the president or any vice president to the same effect.

     SECTION 15.2 COMPLIANCE WITH AGREEMENT. Union and Acquisition Corp shall have made all the deliveries set forth in Section 2.6 and shall have performed and complied with all of their other obligations under this Agreement which are to be performed or complied with by them prior to or on the Effective Time and Union shall have delivered to Prairie a certificate from the president or any vice president to the same effect.

     SECTION 15.3 PROCEEDINGS AND DOCUMENTS SATISFACTORY. All proceedings, corporate or other, to be taken by Union and Acquisition Corp in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to counsel for Prairie, and Union and Acquisition Corp shall have made available to Prairie and its representatives for examination the originals or true and correct copies of all records and documents relating to the business and affairs of Union and the Union Subsidiaries which Prairie or its counsel may reasonably request in connection with said transactions.

     SECTION 15.4 STATUTORY REQUIREMENTS. This Agreement shall have been duly and validly authorized by the boards of directors of Union and Acquisition Corp and the shareholders of Acquisition Corp. Such shareholder approval shall have been obtained in conformity with all applicable laws at a meeting of shareholders for which proxies are solicited in compliance with applicable laws and requirements or by the unanimous written consent of all of Acquisition Corp's shareholders.

     SECTION 15.5 REGULATORY APPROVALS. Union shall have received any and all required approvals from the Federal Reserve, the OCC, the Commissioner, the FDIC and any other necessary governmental authority for the consummation of the transactions contemplated hereby.

     SECTION 15.6 ACCURACY OF FINANCIAL STATEMENTS. The Union Financial Statements and the Subsequent Union Financial Statements, previously or subsequently furnished to Prairie by Union shall not be inaccurate in any material respect.

     SECTION 15.7 ABSENCE OF CERTAIN CHANGES OR EVENTS. From the date hereof to the Effective Time, there shall be and have been no material adverse change in the financial condition, assets or business of Union or any of the Union Subsidiaries.

     SECTION 15.8 LITIGATION. Neither Union nor any Union Subsidiary shall be made a party to, or to the knowledge of Union threatened by, any actions, suits, proceedings, litigation or legal proceedings which, in the reasonable opinion of Prairie, have or are likely to have a material adverse effect on the consolidated financial condition, assets or business of Union or any of the Union Subsidiaries, and no action, suit, proceeding or claim shall have been instituted, made or threatened by any Person relating to the Merger or the validity or propriety of the transactions contemplated by this Agreement.

     SECTION 15.9 CONSENTS AND APPROVALS. Any consents or approvals required to be secured by either party by the terms of this Agreement, including any approvals of changes in control of Union required to be obtained by the shareholders of Prairie, or otherwise reasonably necessary in the opinion of Prairie to consummate the transactions contemplated by this Agreement shall have been obtained and shall be satisfactory to Prairie.

     SECTION 15.10 ENVIRONMENTAL MATTERS. Prairie shall have been granted the access required by Section 7.8 to any real property in which Union or any of the Union Subsidiaries owns any interest and for which Prairie desired its independent professional consultant to prepare an Environmental Report, and the results of any Environmental Report rendered to Prairie with respect to such real property shall have not disclosed any material violation of any of the Environmental Laws.

     SECTION 15.11 MINIMUM CAPITAL. The amount of stockholders' equity (but not including any additions or reductions as a result of the application of Statement of Financial Accounting Standards No. 115) of Union shall be no less than that shown on the appropriate Union Financial Statements as of September 30, 1995.

                                   ARTICLE 16

                      CONDITIONS PRECEDENT TO OBLIGATIONS
                                OF BOTH PARTIES

     SECTION 16.1 APPROVALS. All actions, consents or approvals, governmental or otherwise, which are, or in the opinion of counsel for Union or Prairie may be, necessary to permit or enable the Surviving Corporation upon and after the Merger, to conduct all or any part of the business of Prairie, in the manner in which such activities and businesses are conducted up to the Effective Time, shall have been obtained without any conditions which in the reasonable opinion of Union are materially adverse, and shall not have been withdrawn or stayed.

     SECTION 16.2 ORDERS, DECREES AND JUDGMENTS. Consummation of the transactions contemplated by this Agreement shall not violate any order, decree or judgment of any court or governmental body having competent jurisdiction.

                                   ARTICLE 17

                              REGULATORY APPROVALS

     SECTION 17.1 INITIAL FILINGS. Union shall use all reasonable efforts to make as soon as practicable all appropriate initial filings necessary to obtain the regulatory approvals referred to in Section 12.2 at such time as it reasonably believes that such filings would be accepted and approved by the appropriate regulatory agencies. Union shall in good faith pursue the regulatory approvals necessary to consummate the transactions contemplated in this Agreement. Union shall provide Prairie and its counsel with a reasonable opportunity to review and comment upon each application or document to be filed by Union with federal or state regulatory officials to obtain such approvals, and thereafter shall provide Prairie and its counsel with a final copy of each such application or document as filed.

     SECTION 17.2 NECESSARY APPROVALS. Union shall have primary responsibility for preparation of all applications for regulatory approval of the transactions contemplated in this Agreement, including, but not limited to, the preparation of an application or any amendment thereto or any other required statements or documents filed or to be filed by any party with: (a) the Federal Reserve; (b) the OCC; (c) the Commissioner; and (d) any other party or governmental authority pursuant to any applicable law or regulation, for authority to consummate the transactions contemplated by this Agreement. Prairie agrees to cooperate with Union and use all reasonable efforts to assist Union in preparing such applications and in pursuit of such approvals.

                                   ARTICLE 18

                          TERMINATION AND ABANDONMENT

     SECTION 18.1 REASONS FOR TERMINATION AND ABANDONMENT. This Agreement may be terminated and abandoned upon prompt written notice to the other party or parties before the Effective Time, notwithstanding authorization and adoption of this Agreement by the shareholders of Prairie or Acquisition Corp or both:

     (a) By mutual consent of the boards of directors of Union and Acquisition Corp and the board of directors of Prairie;

     (b) By Union or Acquisition Corp at any time after ten months after the date of this Agreement, or such later date as shall have been agreed to in writing by the parties (as the same may be extended, the "Termination Date"), if any of the conditions provided for in Articles 9 and 11 of this Agreement have not been met and have not been waived in writing by Union, provided, however, that if any condition set forth in Articles 9 or 11 is required to be satisfied prior to the Termination Date, Union may terminate this Agreement if such condition has not been satisfied within 30 days following receipt by Prairie of notice of such failed condition;

     (c) By Union if Prairie shall have breached one or more provisions of this Agreement in any way which has, or would reasonably be expected to have a material adverse effect on the rights of Union under this Agreement, considering all such breaches in the aggregate, and where such breach has not been cured within 30 days following receipt by Prairie of notice of such breach;

     (d) By Prairie at any time after the Termination Date if any of the conditions provided for in Articles 10 or 11 of this Agreement have not been met and have not been waived in writing by Prairie; provided, however, that if any condition set forth in Articles 10 or 11 is required to be satisfied prior to the Termination Date, Prairie may terminate this Agreement if such condition has not been satisfied within 30 days following receipt by Union of notice of such failed condition; and

     (e) By Prairie if either Union or Acquisition Corp shall have breached one or more provisions of this Agreement in any way which has, or would reasonably be expected to have a material adverse effect on the rights of Prairie under this Agreement, considering all such breaches in the aggregate, and where such breach has not been cured within 30 days following receipt by Union of notice of such breach.

     SECTION 18.2 EFFECT OF TERMINATION OR ABANDONMENT. Except as expressly provided herein, in the event of the termination of this Agreement and the abandonment of the Merger pursuant to Sections 1.2, 2.9, 3.2 or 13.1, this Agreement shall become null and void and there shall be no liability or restrictions on the future activities on the part of any party hereto, or its directors, officers or shareholders, except for the obligations of Prairie and Union concerning confidentiality referred to in Section 6.1 and Section 7.1, respectively.

     SECTION 18.3 PAYMENT TO PRAIRIE. (a) If the Merger contemplated herein is not consummated because Union breaches its obligations under this Agreement, unless such breach or failure is a result of the failure by Prairie to perform and comply in all material respects with any of its material obligations under this Agreement which are to be performed or complied with by it prior to or on the date required hereunder, then Union shall pay to Prairie, upon its written demand, an amount equal to Prairie's costs and expenses incurred in connection with this Agreement, provided, however, that such amount shall in no event be greater than $150,000. Such amount shall constitute liquidated damages and the receipt thereof shall be Prairie's sole and exclusive remedy under this Agreement for such breach by Union.

     (b) In addition to any payment due pursuant to the immediately preceding subsection, if the Merger contemplated herein is not consummated because Union breaches its obligations under this Agreement, unless such breach is a result of the failure by Prairie to perform and comply in all material respects with any of its material obligations under this Agreement which are to be performed or complied with by it prior to or on the date required hereunder, and within one year after the termination of this Agreement Union enters into an agreement with any party other than Prairie providing for the acquisition of control of Union by such other party, then Union shall pay to Prairie, upon its written demand, the sum of $500,000. Such sum, together with any payment which may be due pursuant to the immediately preceding subsection, shall constitute liquidated damages under this Agreement and the receipt thereof shall be Prairie's sole and exclusive remedy under this Agreement for such breach by Union or as a result of such acquisition of control of Union by a third party, provided, further, however, that the provisions of this Section shall in no way limit Prairie's rights against any such third party. For purposes of this Section, the phrase "control of Union" shall mean the acquisition by any such third party of: (a) legal or beneficial ownership (as defined by Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of greater than 33% of the then issued and outstanding voting stock of Union or any Union Subsidiary through any transaction to which Union or any Affiliate of Union is a party; (b) all or substantially all of Union's assets; or (c) all or substantially all of the assets of any of the Union Subsidiaries.

     SECTION 18.4 PAYMENTS TO UNION. (a) If the Merger contemplated herein is not consummated because Prairie breaches its obligations under this Agreement, unless such breach or failure is a result of the failure by Union or Acquisition Corp to perform and comply in all material respects with any of their material obligations under this Agreement which are to be performed or complied with by them prior to or on the date required hereunder, then Prairie shall pay to Union, upon its written demand, an amount equal to Union's costs and expenses incurred in connection with this Agreement, provided, however, that such amount shall in no event be greater than $150,000. Such sum, together with any payment which may be due pursuant to the following subsection, shall constitute liquidated damages and the receipt thereof shall be Union's sole and exclusive remedy under this Agreement for such breach by Prairie.

     (b) In addition to any payment due pursuant to the immediately preceding subsection, if the Merger contemplated herein is not consummated because Prairie breaches its obligations under this Agreement, unless such breach is a result of the failure by Union or Acquisition Corp to perform and comply in all material respects with any of their material obligations under this Agreement which are to be performed or complied with by them prior to or on the date required hereunder, and within one year after the termination of this Agreement Prairie enters into an agreement with any party other than Union providing for the acquisition of control of Prairie by such other party, then Prairie shall pay to Union, upon its written demand, the sum of $500,000. Such sum, together with any payment which may be due pursuant to the immediately preceding subsection, shall constitute liquidated damages under this Agreement and the receipt thereof shall be Union's sole and exclusive remedy under this Agreement for such breach by Prairie or as a result of such acquisition of control of Prairie by a third party, provided, further, however, that the provisions of this Section shall in no way limit Union's rights against any such third party. For purposes of this Section, the phrase "control of Prairie" shall mean the acquisition by any such third party of:
(a) legal or beneficial ownership (as defined by Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of greater than 33% of the then issued and outstanding voting stock of Prairie or any Prairie Subsidiary through any transaction to which Prairie or any Affiliate of Prairie is a party; (b) all or substantially all of Prairie's assets; or (c) all or substantially all of the assets of any of the Prairie Subsidiaries.

                                   ARTICLE 19

                                 MISCELLANEOUS

     SECTION 19.1 GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Illinois applicable to contracts made and wholly to be performed in such state without regard to conflicts of laws.

     SECTION 19.2 ASSIGNMENT. Neither this Agreement nor any of the rights or obligations hereunder may be assigned, in whole or in part, by any of the parties hereto without the prior written consent of the other parties hereto and any purported assignment in violation hereof shall be void and of no effect.

     SECTION 19.3 AMENDMENT AND MODIFICATION. The parties may by written agreement signed by all parties hereto: (a) extend the time for the performance of any of the obligations or other acts of the parties hereto; (b) waive any inaccuracies in the representations or warranties contained in this Agreement or in any document delivered pursuant to this Agreement; and (c) waive compliance with or modify, amend or supplement any of the conditions, covenants, agreements, representations or warranties contained in this Agreement or waive or modify performance of any of the obligations of any of the parties hereto, which are for the benefit of the waiving party, provided, however, that no such modification, amendment or supplement agreed to after authorization of this Agreement by the shareholders of Prairie shall affect the rights of such shareholders in any manner which is materially adverse to such shareholders. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

     SECTION 19.4 NOTICES. All notices, requests and other communications hereunder shall be in writing (which shall include telecopier communication) and shall be deemed to have been duly given if delivered by hand or by overnight express delivery service, mailed with first class postage prepaid or telecopied if confirmed immediately thereafter by also mailing a copy of any notice, request or other communication by mail with first class postage prepaid:

     (a) If to Prairie to:

                Prairie Bancorp, Inc.
                601 S. Main Street
                Princeton, Illinois  61356
                Attention:  Robert Davidson
                            Executive Vice President and Chief Financial Officer
                Telephone:  (815) 879-6010
                Telecopier: (815) 879-6040

         with copies to:

                Burke, Warren & MacKay, P.C.
                24th Floor
                225 West Washington Street
                Chicago, Illinois  60606-3418
                Attention:   Richard W. Burke, Sr., Esq.
                Telephone:   (312) 357-0800
                Telecopier:  (312) 357-0707
or to such other Person and place as Prairie shall furnish to Union in writing;
or

     (b) if to Union or Acquisition Corp to:


                 UnionBancorp, Inc.
                 122 West Madison Street
                 Ottawa, Illinois 61350
                 Attention:   R. Scott Grigsby
                              Chairman and President
                 Telephone:   (815) 673-3333
                 Telecopier:  (815) 434-3160

         with copies to:


                 Barack, Ferrazzano, Kirschbaum & Perlman
                 333 West Wacker
                 Suite 2700
                 Chicago, Illinois  60606
                 Attention:   John E. Freechack, Esq.
                 Telephone:   (312) 984-3100
                 Telecopier:  (312) 984-3150


or to such other Person or place as Union or Acquisition Corp shall furnish to Prairie or Prairie shall furnish to Union and Acquisition Corp in writing. Except as otherwise provided herein, all such notices, requests or other communications shall be effective: (i) if delivered by hand, when delivered;
(ii) if mailed in the manner provided in this Section, five Business Days after deposit with the United States Postal Service; (iii) if delivered by overnight express delivery service, on the next Business Day after deposit with such service; (iv) if by telecopier, on the next Business Day if also confirmed by mail in the manner provided in this Section.

     SECTION 19.5 HEADINGS. The table of contents and the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Agreement have been inserted solely for convenience of reference and shall not be considered a part of this Agreement nor shall any of them affect the meaning or interpretation of this Agreement or any of its provisions.

     SECTION 19.6 ENTIRE AGREEMENT. This Agreement and any documents executed by the parties pursuant to this Agreement and referred to herein constitute the entire understanding and agreement of the parties hereto and supersede all other prior agreements and understandings, written or oral, relating to such subject matter between the parties. This Agreement and every representation, warranty, covenant, agreement and provision hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 19.7 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement unless the consummation of the transactions contemplated hereby is adversely affected thereby.

     SECTION 19.8 FURTHER INSTRUMENTS. The parties hereto will, at or before the Effective Time, execute and deliver such further instruments as may be reasonably requested by any other party which are necessary to or appropriate with respect to the consummation of the transactions contemplated by this Agreement.

     SECTION 19.9 COUNTERPARTS. This Agreement and any amendments thereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 19.10 ALL REASONABLE EFFORTS. Each party represents and warrants that it will use all reasonable efforts to bring about the transactions contemplated by this Agreement as soon as practicable provided that this Section shall not obligate Prairie or Union to remedy any breach of any of its representations, warranties and covenants herein. In the event that any party becomes aware of the occurrence or impending occurrence of any event which would constitute or cause a breach by it of any of the representations or warranties herein, or would have constituted or caused a breach by it of any of the representations or warranties herein, had such an event occurred or been known prior to the date hereof, said party shall immediately give detailed and written notice thereof to the other party.

     SECTION 19.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The covenants, representations and warranties contained in this Agreement shall survive only until the Effective Time.

     SECTION 19.12 NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to and shall not create any rights in or confer any benefits upon any Person or entity other than the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the day and year first written above.


ATTEST:                         UNIONBANCORP, INC.


By:   \s\ Charles J. Grako      By:    \s\ R. Scott Grigsby
      --------------------             --------------------
      Charles J. Grako                 R. Scott Grigsby
      Secretary                        Chairman of the Board and President



ATTEST:                         PRAIRIE BANCORP, INC.


By:   \s\ Donna Seeforth        By:    \s\ Robert Davidson
      --------------------             ----------------------------------
      Donna Seeforth                   Robert Davidson
      Secretary                        Executive Vice President and Chief
                                       Financial Officer

ATTEST:                         PRAIRIE ACQUISITION CORPORATION


By:   \s\ Charles J. Grako      By:    \s\ R. Scott Grigsby
      --------------------             ----------------------------------
      Charles J. Grako                 R. Scott Grigsby
      Secretary/Treasurer              President

                         AGREEMENT AND FIRST AMENDMENT


     THIS AGREEMENT AND FIRST AMENDMENT (this "Amendment") is entered into this 8th day of March, 1996, by and among PRAIRIE BANCORP, INC., an Illinois corporation ("Prairie"), UNIONBANCORP, INC., a Delaware corporation ("Union"), PRAIRIE ACQUISITION CORPORATION, an Illinois corporation and a wholly-owned subsidiary of Union ("Acquisition Corp"), and WAYNE W. WHALEN and DENNIS J. MCDONNELL (referred to collectively as the "Prairie Stockholders").

                                    RECITALS

     A. Union, Acquisition Corp and Prairie entered into an Agreement and Plan of Merger dated January 22, 1996 (the "Agreement").

     B. Each of the parties to the Agreement now desires to amend the Agreement as set forth herein, and the Prairie Stockholders desire to undertake obligations in addition to those of the parties to the Agreement as a further inducement to such parties to enter into this Amendment.

     NOW, THEREFORE, the parties to this Amendment, in consideration of the mutual covenants contained herein, hereby agree as follows:

                                   AGREEMENTS

     1. All defined terms or capitalized terms used in the Agreement shall have the same meaning in this Amendment as in the Agreement, unless said terms are defined herein or unless the context clearly indicates to the contrary.

     2. A new Section 6.13 shall be added to Article 6 to read as follows:

         SECTION 6.13 PORTFOLIO LOSS. (a) If at the time immediately prior to the Closing there exists a Portfolio Loss (as defined below), each of the Prairie Stockholders agrees to make, and Prairie agrees to accept, at such time an additional cash contribution to Prairie, without the receipt of additional capital stock, in an amount equal to: (i) one-quarter of the Portfolio Loss if the total Portfolio Loss is less than or equal to $700,000; or (ii) $175,000 plus one-half of the amount of the Portfolio Loss in excess of $700,000 if the total Portfolio Loss is greater than $700,000.

         (b) For purposes of this Agreement, Portfolio Loss shall mean: (i) at the time immediately prior to the Closing, the net aggregate amount of unrealized losses and unrealized gains in the consolidated investment portfolio of Prairie measured by the difference between the book value and the fair market value of such portfolio at such time prior to the Closing; plus (ii) the aggregate amount of any losses realized by Prairie on sales of investment securities from its consolidated investment portfolio consummated between the date of the Agreement and the time immediately prior to the Closing; but less (iii) the aggregate amount of any gains realized by Prairie on sales of investment securities from its consolidated investment portfolio consummated between the date of the Agreement and the time immediately prior to the Closing.

         (c) Prairie agrees that it will not invest the proceeds from any sales of investment securities from its consolidated investment portfolio consummated between the date of this Amendment and the time immediately prior to the Closing in investments other than loans made in the ordinary course of business by any of the Prairie Banks or in securities that would be permissible investments under Union's investment policy or as otherwise agreed to in writing by Union.

     3. Except as expressly amended hereby, the Agreement is hereby ratified and confirmed and shall continue in full force and effect.

     4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or caused this Amendment to be executed by their respective officers, as of the day and year first written above.


ATTEST:                                 UNIONBANCORP, INC.


By:   \s\ Charles J. Grako              By:  R. Scott Grigsby
      --------------------                   ----------------
      Charles J. Grako                       R. Scott Grigsby
      Secretary                              Chairman of the Board and President


ATTEST:                                 PRAIRIE BANCORP, INC.


By:   \s\ Donna Seeforth               By:   \s\ Robert Davidson
      --------------------                   -------------------
      Donna Seeforth                         Robert Davidson
      Secretary                              Executive Vice President and Chief
                                             Financial Officer

ATTEST:                                PRAIRIE ACQUISITION CORPORATION


By:   \s\ Charles J. Grako             By:   \s\ R. Scott Grigsby
      --------------------                   ---------------------
      Charles J. Grako                       R. Scott Grigsby
      Secretary/Treasurer                    President




\s\ Wayne W. Whalen                    \s\ Dennis J. McDonnell
- ----------------------                 ------------------------
WAYNE W. WHALEN                        DENNIS J. MCDONNELL

                         AGREEMENT AND SECOND AMENDMENT


     THIS AGREEMENT AND SECOND AMENDMENT (this "Amendment") is entered into this 23rd day of July, 1996, by and among PRAIRIE BANCORP, INC., an Illinois corporation ("Prairie"), UNIONBANCORP, INC., a Delaware corporation ("Union"), PRAIRIE ACQUISITION CORPORATION, an Illinois corporation and a wholly-owned subsidiary of Union ("Acquisition Corp"), and WAYNE W. WHALEN and DENNIS J. MCDONNELL (referred to collectively as the "Prairie Stockholders").

                                    RECITALS

     A. Union, Acquisition Corp and Prairie entered into an Agreement and Plan of Merger dated January 22, 1996 (the "Agreement"), and each of the parties to the Agreement and each of the Prairie Stockholders entered into an Agreement and First Amendment dated March 8, 1996 (the "First Amendment").

     B. Each of the parties to the Agreement, and each of the Prairie Stockholders now desires to further amend the Agreement as set forth herein, and the Prairie Stockholders desire to undertake obligations in addition to those of the parties to the Agreement as a further inducement to such parties to enter into this Amendment.

     NOW, THEREFORE, the parties to this Amendment, in consideration of the mutual covenants contained herein, hereby agree as follows:

                                   AGREEMENTS

     1. All defined terms or capitalized terms used in the Agreement shall have the same meaning in this Amendment as in the Agreement, unless said terms are defined herein or unless the context clearly indicates to the contrary.

     2. On the last Business Day prior to the Closing Date, Union shall cause the securities owned by Prairie that are listed on Exhibit A attached hereto (the "Part A Securities") to be valued by Adams Financial Software, Inc. ("Adams"). If the aggregate fair market value of the Part A Securities as determined by Adams is less than the aggregate book value (where for purposes of this Amendment book value is determined in accordance with generally accepted accounting principles as in effect on the date hereof and prior to any adjustments required by Statement of Financial Accounting Standards No. 115) of the Part A Securities as shown on Prairie's books and records on the last Business Day prior to the Closing Date, then the number of shares of the Union Preferred Stock to be issued by Union at the Closing pursuant to Section 3.2 of the Agreement to the Prairie Stockholders shall be reduced by an amount equal to: (a) the difference between the aggregate book value of the Part A Securities and the aggregate fair market value of the Part A Securities as determined by Adams; (b) multiplied by 61.2%; and (c) divided by $1,000. The number of shares of Union Preferred Stock to be issued at the Closing, as reduced, is referred to as the Actual Preferred Shares.

     3. After the Closing, Union shall cause the securities owned by Prairie that are listed on Exhibit B attached hereto (the "Part B Securities") to be valued by Adams on a monthly basis. If the results of any such valuation show that there is a negative difference between the aggregate fair market value of the Part B Securities as determined by Adams and the book value of such securities, and if such difference is greater than the aggregate stated value of the Actual Preferred Shares, plus accrued but unpaid dividends, after taking into account tax effects at a combined tax rate of 38.8%, Union shall immediately take such steps as are reasonably necessary to sell all of the Part B Securities as soon as is reasonably practicable. In any event, Union shall sell all of the Part B Securities as soon as is reasonably practicable after the fourth anniversary of the Closing (the "Final Sale Date"). If the aggregate net proceeds from the sale of the Part B Securities (other than Identified Securities, as defined below) are less than the aggregate book value of such Part B Securities, then that number of Actual Preferred Shares equal to: (a) the difference between the aggregate book value of the Part B Securities (other than Identified Securities) and the aggregate net proceeds from the sale of the Part B Securities (other than Identified Securities); (b) multiplied by 61.2%; and (c) divided by $1,000, shall be cancelled. The number of Actual Preferred Shares as reduced is referred to as the Net Remaining Preferred Shares. Except as provided in Section 2 above and Section 4 below, neither of the Prairie Stockholders will have any liability for any losses incurred by Union upon a sale of all or any part of the Part A or Part B Securities.

     4. Notwithstanding anything contained herein to the contrary, Union may at any time after the Closing notify the Prairie Stockholders in writing that it intends to sell specifically identified Part B Securities (a "Union Sale Request"). If Union has not received a written objection by noon of the first Business Day following the day upon which the Prairie Stockholders received the Union Sale Request, Union may complete the sale of securities identified in the Sale Request (the "Identified Securities") with no liability on the part of the Prairie Stockholders for any loss thereon. If, however, Union receives within the time prescribed such written objection signed by each of the Prairie Stockholders, or by their authorized agents previously identified to Union, then Union shall not sell the Identified Securities and instead shall continue to hold such securities until the Final Sale Date or such earlier sale date in accordance with the terms of this Amendment or as otherwise mutually agreed among Union and each of the Prairie Stockholders. At the Final Sale Date (or until an earlier sale of all of the Part B Securities), if the aggregate net proceeds from the sale of all Identified Securities are less than the aggregate book value of such Identified Securities, then that number of Net Remaining Preferred Shares equal to: (a) the difference between the aggregate book value of all Identified Securities and the aggregate net proceeds from all sales of such Identified Securities; (b) multiplied by 61.2%; and (c) divided by $1,000, shall be cancelled. Prairie Stockholders severally and individually agree to pay to Union in cash upon demand and after the sale of all of the Part B Securities the amount of any negative difference between the aggregate stated value of the Net Remaining Preferred Shares, plus accrued but unpaid dividends, and the after tax loss determined by the difference between the aggregate book value of all Identified Securities to which the sale thereof any Prairie Stockholder has objected and the aggregate net proceeds from all sales of such Identified Securities.

     5. In addition to the foregoing, at any time after the Closing the Prairie Stockholders acting in unison may request Union to sell all, but not less than all, the Part B Securities, provided that after taking into account the expected after tax loss to be incurred by Union as a result of such sale and the aggregate stated value, plus accrued but unpaid dividends, of the shares of Union Preferred Stock held by the Prairie Stockholders, the Prairie Stockholders have established a cash escrow account in an amount reasonably satisfactory to Union to cover any after tax loss recognized upon such sale that would not be fully offset by the cancellation of shares of Union Preferred Stock held by the Prairie Stockholders. Upon the receipt by Union of such request by the Prairie Stockholders and the establishment of such escrow account, if necessary, Union shall sell the Part B Securities as soon as is reasonably practicable. The amount of any such after tax loss not covered by the cancellation of shares of Union Preferred Stock (plus accrued but unpaid dividends) held by the Prairie Stockholders shall be paid to Union from such escrow account, and the remaining balance of such escrow account, if any, shall be paid to the Prairie Stockholders.

     6. Section 13.4(a) of the Agreement shall be deleted in its entirety and replaced with the following:

         (a) Provided that Union is ready, willing and able to consummate the Merger on or before August 7, 1996, if the Merger contemplated herein is not consummated because of the refusal to act by any of Prairie or one of the Prairie Stockholders, unless such refusal is a result of the failure by Union or Acquisition Corp to perform and comply in all material respects with any of their material obligations under the Agreement or this Amendment which are to be performed or complied with by them prior to or on the date required thereunder or hereunder, then Prairie shall pay to Union, upon its written demand, an amount equal to $500,000. Such sum, together with any payment which may be due pursuant to Section 13.4(b), shall constitute liquidated damages and the receipt thereof shall be Union's sole and exclusive remedy for such breach by Prairie.

     7. The Prairie Stockholders shall have no right to redeem the Union Preferred Stock for cash and shall have no right to convert any of the Union Preferred Stock into shares of Union Common Stock until the Final Sale Date (or until an earlier sale of all of the Part B Securities) and after any reductions required by this Amendment in the number of outstanding shares of Union Preferred Stock.

     8. All notices, requests and other communications hereunder shall be in writing (which shall include telecopier communication) and shall be deemed to have been duly given if delivered by hand or by overnight express delivery service, mailed with first class postage prepaid or telecopied if confirmed immediately thereafter by also mailing a copy of any notice, request or other communication by mail with first class postage prepaid:

     (a) If to Union, to:


     UnionBancorp, Inc.
     122 West Madison Street
     Ottawa, Illinois 61350
     Attention:    R. Scott Grigsby
                   Chairman and President
     Telephone:    (815) 433-7010
     Telecopier:   (815) 434-3160


     (b) If to the Prairie Stockholders, to each of:


     Wayne W. Whalen                       Dennis J. McDonnell
     333 West Wacker Drive                 815 Jackson
     Chicago, Illinois  60606              River Forest, Illinois  60305
     Telephone:    (312) 407-0600          Telephone:       (708) 771-5869
     Telecopier:   (312) 407-0411          Telecopier:      (708) 771-5956

or to such other person or place as any of the parties shall furnish to the other parties in writing, except that notices of a change of address shall be effective only upon receipt. Except as otherwise provided herein, all such notices, requests or other communications shall be effective: (i) if delivered by hand, when delivered; (ii) if mailed in the manner provided in this Section, four Business Days after deposit with the United States Postal Service; (iii) if delivered by overnight express delivery service, on the next Business Day after deposit with such service; or (iv) if by telecopier, on the Business Day sent if receipt is also confirmed by telephone on the same day sent and a copy is sent by mail in the manner provided in this Section.

     9. To the extent that the terms of this Amendment are contrary to any terms or provisions of the Agreement or the First Amendment, the terms of this Amendment shall supersede any such contrary terms or provisions. The terms and provisions of this Amendment shall survive the Closing.

     10. Except as expressly amended hereby, the Agreement and the First Amendment is hereby ratified and confirmed and shall continue in full force and effect.

     11. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or caused this Amendment to be executed by their respective officers, as of the day and year first written above.


ATTEST:                               UNIONBANCORP, INC.


By:   \s\ Charles J. Grako            By:  \s\ R. Scott Grigsby
      --------------------                 --------------------
      Charles J. Grako                     R. Scott Grigsby
      Secretary                            Chairman of the Board and President


ATTEST:                               PRAIRIE BANCORP, INC.


By:   \s\ Donna Seeforth              By:  \s\ Robert Davidson
      --------------------                 ----------------------------------
      Donna Seeforth                       Robert Davidson
      Secretary                            Executive Vice President and Chief
                                           Financial Officer

ATTEST:                               PRAIRIE ACQUISITION CORPORATION


By:   \s\ Charles J. Grako            By:  \s\ R. Scott Grigsby
      --------------------                 ----------------------------------
      Charles J. Grako                     R. Scott Grigsby
      Secretary/Treasurer                  President




\s\ Wayne H. Whalen                   \s\ Dennis J. McDonnell
- ---------------------------           ---------------------------------------
WAYNE W. WHALEN                       DENNIS J. MCDONNELL